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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2007 through August 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Global
Select Equity Fund
Annual Report | August 31, 2008

Ticker Symbols:
Class A   GLOSX
Class B   GBSLX
Class C   GCSLX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              13
Schedule of Investments                                      15
Financial Statements                                         20
Notes to Financial Statements                                27
Report of Independent Registered Public Accounting Firm      33
Approval of Investment Advisory Agreement                    36
Trustees, Officers and Service Providers                     40


                Pioneer Global Select Equity Fund | Annual Report | 8/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we


2    Pioneer Global Select Equity Fund | Annual Report | 8/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer Global Select Equity Fund | Annual Report | 8/31/08    3

Portfolio Management Discussion | 8/31/08

In the following interview, portfolio manager Piergaetano Iaccarino discusses the factors that influenced performance of the Fund for the annual period ended August 31, 2008.

Q    How did the Fund perform over the 12-month period ended August 31, 2008?

A The Fund's total return from August 31, 2007, through August 31, 2008, was -10.68% (Class A shares at net asset value) versus -11.57% for the MSCI World Index for the same period. While the global environment for equities was volatile during the 12-month period, strong stock selection helped mitigate some of the downside for the Fund's shareholders.

Q    Can you review the Fund's overall investment approach?

A We look at mid- and large-capitalization stocks in more than 30 countries and from that universe build a concentrated portfolio of fewer than 50 stocks. Each stock that we hold will generally be overweighted by at least one percent versus the MSCI World Index. In selecting securities for the portfolio, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We seek companies that not only are benefiting from operating efficiencies as reflected in things like increased market share and revenues, but that also use their capital efficiently. In particular, we look for strong free cash flow, because this gives a company the flexibility to do things like make share buybacks, reinvest in the business, make acquisitions, and raise dividends. Finally, we assess not only the potential price gains for each stock, but also the potential for a decline in price if things go wrong, and favor those stocks with the highest upside relative to their downside.

Q    Could you characterize the global equity markets over the period?

A Global equity markets were volatile throughout the 12-month period and ended the period lower. Problems in the US subprime mortgage market that emerged in the summer of 2007 precipitated a dramatic shift in investor risk tolerance worldwide. This in turn led to widespread selling across the equity markets, with financial sectors and cyclical companies with exposure to developed markets faring the worst. As the period progressed, significant asset write-offs among global financial companies related to subprime mortgages in the US and tightening credit markets continued to undermine investor confidence. Amid fears that the difficulties would damage the broader economic environment, the US Federal Reserve cut short term rates from 5.25% to 2.00% over the period. In March, in response to the collapse


4 Pioneer Global Select Equity Fund | Annual Report | 8/31/08 of leading investment bank Bear Stearns, the Fed took unprecedented, aggressive steps to provide liquidity to the financial markets The Fed's actions helped to stabilize market sentiment briefly, before an alarming run-up in the price of oil and other commodities heightened investor concerns over both global growth and inflation. The European Central Bank remained focused on inflation, initiating an upward movement in rates toward the end of the period despite the ongoing financial market turbulence. Toward the end of the period, the price of oil eased and the dollar strengthened, providing some relief to the outlook.

     U.S. equities held up somewhat better over the 12 months than their European and Japanese counterparts, although all three major developed markets saw double digit percentage declines. From a sector perspective, the strongest areas in the global equity markets were materials, information technology and energy stocks, while the weakest returns were among financial issues.

Q What strategies or holdings helped and hurt Fund performance over the period?


A The Fund outperformed versus its benchmark over the 12 months, driven by a combination of rewarding sector allocations and solid stock selection. In particular, the Fund's overweighting of materials supported returns during the period as the sector outperformed. The main portfolio contributors within the sector were fertilizer manufacturers Yara and Agrium, both of which benefited from an upswing in agricultural activity following higher crop prices. Mining company Rio Tinto also contributed on the back of expectations surrounding the proposed takeover by BHP Billiton. The Fund was also significantly overweight information technology during the period, helping performance. A strong contributor in the sector was Take-Two Interactive, a software developer, whose shares rose sharply after computer games manufacturer Electronic Arts made a bid for the company.

     The Fund's underweighting of financials proved helpful during the period as ongoing problems in the U.S. subprime mortgage market weighed on the sector. However, within the sector our exposure to banks with subprime exposure such as Citigroup and Societe Generale held back performance. Also within financials, exposure to real estate-related issues Hong Kong-based Henderson Land and Annaly Mortgage Management constrained performance for the full period. The Fund was also underweight industrials during the period, benefiting performance as the sector fared slightly worse than the benchmark. In addition, the Fund's holdings of Flowserve, which produces machinery used in crude oil refining, performed strongly during the period, driven by better-than-expected results.

     On the negative side of the ledger, the Fund's underweighting of energy kept the Fund from fully realizing the positive impact of higher oil prices on


                Pioneer Global Select Equity Fund | Annual Report | 8/31/08    5
     companies in that sector. Poor stock selection within the consumer discretionary sector, including exposure to Porsche and Adidas, held back returns during the period as consumer confidence remained low. In addition, the Fund's overweighting of pharmaceuticals detracted from returns during the period. In particular, Bristol-Myers Squibb shares lost ground because of the company's exposure to subprime-related securities. AstraZeneca shares also faltered as problems arose with new drugs in the development stages. Finally, the Fund was slightly overweight technology hardware during the period, and the sector's weak performance as well as our stock selection within it constrained performance to a degree.

Q    What is your outlook and how is it reflected in the Fund's portfolio?

A We expect continued equity market volatility in the months ahead. On the whole, we continue to view global equities as an attractive asset class, although the outlook is more moderate than in previous years and the potential risks are greater. The question remains as to what extent global economic growth will be impacted by the ongoing issues in the United States. The adjustment in housing and mortgage-related problems in the financial sector are likely to remain headwinds for the U.S. economy for some time, suggesting that below-trend growth may persist. On the positive side, any continued moderation in the price of crude oil would help support the major economies. In absolute terms, valuations remain a strong point for global equities, which continue to trade at attractive levels versus both government bond yields and long-term equity averages.

     Going forward, we will remain focused on identifying individual stocks that are reasonably priced and where we have high levels of conviction about the share price upside.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund is non-diversified and invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                Pioneer Global Select Equity Fund | Annual Report | 8/31/08    7

Portfolio Summary | 8/31/08

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                        16.6%
Energy                            13.0%
Information Technology            12.4%
Health Care                       11.0%
Consumer Staples                  10.9%
Industrials                       10.8%
Materials                          8.4%
Utilities                          6.2%
Consumer Discretionary             6.0%
Telecommunication Services         4.7%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                     52.6%
Japan                              9.5%
United Kingdom                     8.0%
France                             7.7%
Germany                            7.2%
Switzerland                        3.5%
Canada                             3.4%
Netherlands                        1.9%
Spain                              1.7%
Norway                             1.7%
Greece                             1.5%
Hong Kong                          1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Procter & Gamble Co.                     3.92%
--------------------------------------------------------------------------------
    2.    New York Community Bancorp, Inc.         3.49
--------------------------------------------------------------------------------
    3.    Wal-Mart Stores, Inc.                    3.35
--------------------------------------------------------------------------------
    4.    3M Co.                                   3.27
--------------------------------------------------------------------------------
    5.    Cisco Systems, Inc.                      3.25
--------------------------------------------------------------------------------
    6.    Microsoft Corp.                          3.20
--------------------------------------------------------------------------------
    7.    Bristol-Myers Squibb Co.                 2.98
--------------------------------------------------------------------------------
    8.    United Technologies Corp.                2.91
--------------------------------------------------------------------------------
    9.    Astrazeneca Plc                          2.79
--------------------------------------------------------------------------------
   10.    Southern Co.                             2.77
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Prices and Distributions | 8/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

   Class                             8/31/08                          8/31/07
     A                               $ 10.42                          $ 12.53
------------                         -------                          -------
     B                               $ 10.28                          $ 12.37
------------                         -------                          -------
     C                               $ 10.26                          $ 12.39
------------                         -------                          -------

Distributions per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

                    Net Investment            Short-Term            Long-Term
   Class                Income               Capital Gains        Capital Gains
     A                 $ 0.1109                $ 0.2495              $ 0.5105
------------           --------                --------              --------
     B                 $   --                  $ 0.2495              $ 0.5105
------------           --------                --------              --------
     C                 $ 0.0424                $ 0.2495              $ 0.5105
------------           --------                --------              --------



                Pioneer Global Select Equity Fund | Annual Report | 8/31/08    9

Performance Update |8/31/08                                       Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Select Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World
Index.

Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                             Net Asset     Public Offering
Period                                       Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                     5.10%         2.82%
1 Year                                       -10.68        -15.79
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               6.11%         1.30%
--------------------------------------------------------------------------------

[THE FOLLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer
                                             Global
                                             Select         MSCI
                                             Equity        World
                                              Fund         Index
12/05                                         9,425        10,000
 8/06                                        10,547        10,989
 8/07                                        12,085        12,916
 8/08                                        10,794        11,421

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Select Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                             If            If
Period                                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                     4.13%         3.09%
1 Year                                       -11.46        -14.78
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               6.84%         2.20%
--------------------------------------------------------------------------------

[THE FOLLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer
                                             Global
                                             Select          MSCI
                                             Equity         World
                                              Fund          Index
12/05                                        10,000        10,000
 8/06                                        11,111        10,989
 8/07                                        12,617        12,916
 8/08                                        10,872        11,421

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    11

Performance Update | 8/31/08                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Select Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                             If            If
Period                                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                     4.16%         4.16%
1 Year                                       -11.47        -12.30
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               6.70%         2.20%
--------------------------------------------------------------------------------

[THE FOLLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer
                                             Global
                                             Select          MSCI
                                             Equity         World
                                              Fund          Index
12/05                                        10,000        10,000
8/06                                         11,111        10,989
8/07                                         12,628        12,916
8/08                                         11,179        11,421

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Select Equity Fund

Based on actual returns from March 1, 2008 through August 31, 2008.


Share Class                  A                B                C
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/1/08
--------------------------------------------------------------------------------
Ending Account          $   910.13       $   905.69       $   906.33
Value on 8/31/08
--------------------------------------------------------------------------------
Expenses Paid           $     6.24       $    10.54       $    10.54
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20% and 2.20% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Select Equity Fund

Based on a hypothetical 5% return before expenses, reflecting the period from March 1, 2008 through August 31, 2008.


Share Class                 A                B                C
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/1/08
--------------------------------------------------------------------------------
Ending Account          $ 1,018.60       $ 1,014.08       $ 1,014.08
Value on 8/31/08
--------------------------------------------------------------------------------
Expenses Paid           $     6.60       $    11.14       $    11.14
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20% and 2.20% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).


14    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Schedule of Investments | 8/31/08

Shares                                                         Value
            COMMON STOCKS -- 95.7%
            ENERGY -- 12.4%
            Coal & Consumable Fuels -- 2.3%
  1,602     Cameco Corp.                                       $   48,133
  1,151     Peabody Energy Corp.                                   72,455
                                                               ----------
                                                               $  120,588
-------------------------------------------------------------------------
            Integrated Oil & Gas -- 8.1%
  1,029     ConocoPhillips                                     $   84,903
  1,349     Occidental Petroleum Corp.                            107,057
  2,810     Repsol SA                                              86,991
  2,861     Royal Dutch Shell Plc                                  99,979
    685     Total SA                                               49,236
                                                               ----------
                                                               $  428,166
-------------------------------------------------------------------------
            Oil & Gas Storage & Transportation -- 2.0%
  6,427     El Paso Corp.                                      $  107,717
                                                               ----------
            Total Energy                                       $  656,471
-------------------------------------------------------------------------
            MATERIALS -- 8.0%
            Diversified Chemical -- 1.4%
  1,321     BASF AG                                            $   76,136
-------------------------------------------------------------------------
            Diversified Metals & Mining -- 1.3%
    796     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   71,099
-------------------------------------------------------------------------
            Fertilizers & Agricultural Chemicals -- 3.0%
    822     Agrium, Inc.                                       $   69,295
  1,406     Yara International ASA                                 86,913
                                                               ----------
                                                               $  156,208
-------------------------------------------------------------------------
            Gold -- 2.3%
  1,529     Goldcorp, Inc.                                     $   51,952
  1,480     Newmont Mining Corp.                                   66,748
                                                               ----------
                                                               $  118,700
                                                               ----------
            Total Materials                                    $  422,143
-------------------------------------------------------------------------
            CAPITAL GOODS -- 10.4%
            Aerospace & Defense -- 2.8%
  2,243     United Technologies Corp.                          $  147,118
-------------------------------------------------------------------------
            Construction & Engineering -- 1.0%
  1,028     Shaw Group, Inc.*                                  $   50,927
-------------------------------------------------------------------------
            Industrial Conglomerates -- 5.0%
  2,308     3M Co.                                             $  165,253
    911     Siemens AG                                             99,089
                                                               ----------
                                                               $  264,342
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    15

Shares                                                  Value
            Industrial Machinery -- 1.6%
     628    Flowserve Corp.                             $   82,971
                                                        ----------
            Total Capital Goods                         $  545,358
------------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 1.4%
            Homebuilding -- 1.4%
  12,000    Sekisui Chemical Co., Ltd.*                 $   74,489
                                                        ----------
            Total Consumer Durables & Apparel           $   74,489
------------------------------------------------------------------
            MEDIA -- 2.5%
            Broadcasting -- 2.5%
   4,755    Eutelsat Communications SA                  $  131,882
                                                        ----------
            Total Media                                 $  131,882
------------------------------------------------------------------
            RETAILING -- 1.9%
            Apparel Retail -- 1.9%
   1,893    Abercrombie & Fitch Co.                     $   99,288
                                                        ----------
            Total Retailing                             $   99,288
------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 4.9%
            Hypermarkets & Supercenters -- 4.9%
   1,725    Carrefour Supermarche SA                    $   91,004
   2,863    Wal-Mart Stores, Inc.                          169,117
                                                        ----------
                                                        $  260,121
                                                        ----------
            Total Food & Drug Retailing                 $  260,121
------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
            Packaged Foods & Meats -- 1.7%
   3,324    Unilever NV                                 $   91,799
                                                        ----------
            Total Food, Beverage & Tobacco              $   91,799
------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 3.8%
            Household Products -- 3.8%
   2,839    Procter & Gamble Co.*                       $  198,077
                                                        ----------
            Total Household & Personal Products         $  198,077
------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
            Health Care Equipment -- 1.4%
   1,361    Medtronic, Inc.                             $   74,311
                                                        ----------
            Total Health Care Equipment & Services      $   74,311
------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 9.1%
            Pharmaceuticals -- 9.1%
   2,901    Astrazeneca Plc                             $  141,198
   7,059    Bristol-Myers Squibb Co.                       150,639
     597    Roche Holdings AG                              100,619
   4,553    Schering-Plough Corp.                           88,328
                                                        ----------
                                                        $  480,784
                                                        ----------
            Total Pharmaceuticals & Biotechnology       $  480,784
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Shares                                                         Value
               BANKS -- 8.1%
               Diversified Banks -- 4.8%
     9,120     Royal Bank of Scotland Group Plc                $   39,151
     1,186     Societe Generale                                   115,060
        16     Sumitomo Mitsui Financial Group, Inc.*              97,362
                                                               ----------
                                                               $  251,573
-------------------------------------------------------------------------
               Thrifts & Mortgage Finance -- 3.3%
    10,718     New York Community Bancorp, Inc.                $  176,311
                                                               ----------
               Total Banks                                     $  427,884
-------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 1.7%
               Other Diversified Financial Services -- 1.7%
     4,842     Citigroup, Inc.                                 $   91,950
                                                               ----------
               Total Diversified Financials                    $   91,950
-------------------------------------------------------------------------
               INSURANCE -- 3.3%
               Multi-Line Insurance -- 1.8%
       557     Allianz AG                                      $   93,014
-------------------------------------------------------------------------
               Reinsurance -- 1.5%
     1,264     Swiss Reinsurance, Ltd.                         $   78,018
                                                               ----------
               Total Insurance                                 $  171,032
-------------------------------------------------------------------------
               REAL ESTATE -- 2.8%
               Diversified Real Estate Activities -- 2.8%
    11,000     Henderson Land Development Co., Ltd.            $   66,469
     4,000     Mitsui Fudosan Co.*                                 83,839
                                                               ----------
                                                               $  150,308
                                                               ----------
               Total Real Estate                               $  150,308
-------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 3.1%
               Systems Software -- 3.1%
     5,927     Microsoft Corp.                                 $  161,748
                                                               ----------
               Total Software & Services                       $  161,748
-------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 7.0%
               Communications Equipment -- 3.1%
     6,839     Cisco Systems, Inc.*                            $  164,478
-------------------------------------------------------------------------
               Computer Hardware -- 1.4%
       443     Apple, Inc.*                                    $   75,102
-------------------------------------------------------------------------
               Office Electronics -- 2.5%
     2,900     Canon, Inc.*                                    $  129,782
                                                               ----------
               Total Technology Hardware & Equipment           $  369,362
-------------------------------------------------------------------------
               SEMICONDUCTORS -- 1.8%
               Semiconductor Equipment -- 1.8%
     1,700     Tokyo Electron, Ltd.*                           $   96,510
                                                               ----------
               Total Semiconductors                            $   96,510
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    17

Shares                                                        Value
               TELECOMMUNICATION SERVICES -- 4.5%
               Wireless Telecommunication Services -- 4.5%
     1,471     MTN Group, Ltd.                                $   22,795
    13,000     Sprint Nextel Corp.                               113,360
    49,150     Vodafone Group Plc                                125,796
                                                              ----------
                                                              $  239,156
                                                              ----------
               Total Telecommunication Services               $  239,156
------------------------------------------------------------------------
               UTILITIES -- 5.9%
               Electric Utilities -- 5.9%
     1,645     E.On AG*                                       $   95,927
     3,015     Public Power Corp.                                 75,855
     3,734     Southern Co.                                      140,061
                                                              ----------
                                                              $  311,843
                                                              ----------
               Total Utilities                                $  311,843
------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $5,374,746)                              $5,077,311
------------------------------------------------------------------------
               RIGHTS/WARRANTS -- 0.0%
               ENERGY -- 0.0%
               Integrated Oil & Gas -- 0.0%
     2,707     Royal Dutch Shell Rights, Expires 9/10/08*     $       --
------------------------------------------------------------------------
               TOTAL RIGHTS/WARRANTS
               (Cost $0)                                      $       --
------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 95.7%
               (Cost $5,374,746)(a)(b)                        $5,077,311
------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 4.3%           $  203,539
------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                     $5,280,850
========================================================================

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

*    Non-income producing security.

(a) At August 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $5,590,897 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $   143,186
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (656,772)
                                                                                     -----------
       Net unrealized loss                                                           $  (513,586)
                                                                                     ===========

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United States                                                                        52.6%
       Japan                                                                                 9.5
       United Kingdom                                                                        8.0
       France                                                                                7.7
       Germany                                                                               7.2
       Switzerland                                                                           3.5
       Canada                                                                                3.4
       Netherlands                                                                           1.9
       Spain                                                                                 1.7
       Norway                                                                                1.7
       Greece                                                                                1.5
       Hong Kong                                                                             1.3
                                                                                           -----
                                                                                           100.0%
                                                                                           =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $8,362,404 and $6,746,813, respectively.

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    19

Statement of Assets and Liabilities | 8/31/08

ASSETS:
  Investment in securities (cost $5,374,746)                             $5,077,311
  Cash                                                                      212,542
  Receivables --
   Fund shares sold                                                           3,001
   Dividends and foreign taxes withheld                                      11,766
   Due from Pioneer Investment Management, Inc.                              18,918
  Other                                                                       6,277
-----------------------------------------------------------------------------------
     Total assets                                                        $5,329,815
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                               $      140
  Due to affiliates                                                           2,318
  Accrued expenses                                                           46,507
-----------------------------------------------------------------------------------
     Total liabilities                                                   $   48,965
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $5,869,398
  Undistributed net investment income                                        58,580
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (349,235)
  Net unrealized loss on investments                                       (297,435)
  Net unrealized loss on other assets and liabilities denominated in
   foreign currencies                                                          (458)
-----------------------------------------------------------------------------------
     Total net assets                                                    $5,280,850
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $3,059,664/293,533 shares)                           $    10.42
  Class B (based on $1,403,070/136,467 shares)                           $    10.28
  Class C (based on $818,116/79,738 shares)                              $    10.26
MAXIMUM OFFERING PRICE:
  Class A ($10.42 [divided by] 94.25%)                                   $    11.06
===================================================================================

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Statement of Operations

For the Year Ended 8/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,833)                       $  127,164
  Interest                                                                       9,228
  Income from securities loaned, net                                             1,431
------------------------------------------------------------------------------------------------------
     Total investment income                                                                $  137,823
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   39,714
  Transfer agent fees and expenses
   Class A                                                                      10,499
   Class B                                                                       5,216
   Class C                                                                       3,501
  Distribution fees
   Class A                                                                       6,688
   Class B                                                                      14,929
   Class C                                                                       8,098
  Administrative fees                                                            1,191
  Custodian fees                                                                44,937
  Registration fees                                                             34,828
  Professional fees                                                             42,828
  Printing expense                                                              26,402
  Fees and expenses of nonaffiliated trustees                                    7,547
  Miscellaneous                                                                 15,425
------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  261,803
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                    (171,888)
     Less fees paid indirectly                                                                    (441)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $   89,474
------------------------------------------------------------------------------------------------------
       Net investment income                                                                $   48,349
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $ (259,340)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          18,769      $ (240,571)
------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $ (468,081)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            (606)     $ (468,687)
------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                 $ (709,258)
------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                      $ (660,909)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    21

Statement of Changes in Net Assets

For the Years Ended 8/31/08 and 8/31/07, respectively

                                                                   Year Ended       Year Ended
                                                                   8/31/08          8/31/07
FROM OPERATIONS:
Net investment income                                              $   48,349        $   20,348
Net realized gain (loss) on investments and foreign currency
  transactions                                                       (240,571)          215,721
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              (468,687)           86,766
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ (660,909)       $  322,835
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.11 and $0.05 per share, respectively)               $  (25,830)       $   (6,410)
   Class B ($0.00 and $0.01 per share, respectively)                       --              (608)
   Class C ($0.04 and $0.00 per share, respectively)                   (2,959)               --
Net realized gain:
   Class A ($0.76 and $0.21 per share, respectively)                 (156,608)          (22,527)
   Class B ($0.76 and $0.21 per share, respectively)                  (89,951)          (14,640)
   Class C ($0.76 and $0.21 per share, respectively)                  (54,041)           (8,901)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (329,389)       $  (53,086)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $3,206,325        $3,298,932
Reinvestment of distributions                                         219,893            27,346
Cost of shares repurchased                                         (1,697,361)         (880,425)
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                       $1,728,857        $2,445,853
-----------------------------------------------------------------------------------------------
   Net increase in net assets                                      $  738,559        $2,715,602
NET ASSETS:
Beginning of year                                                   4,542,291         1,826,689
-----------------------------------------------------------------------------------------------
End of year                                                        $5,280,850        $4,542,291
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   58,580        $   20,292
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                                    '08 Shares       '08 Amount       '07 Shares      '07 Amount
Class A
Shares sold                           155,742       $1,821,223          178,967       $2,193,127
Reinvestment of distributions          12,440          147,629            1,633           18,925
Less shares repurchased               (79,044)        (918,111)         (50,627)        (619,401)
------------------------------------------------------------------------------------------------
   Net increase                        89,138       $1,050,741          129,973       $1,592,651
================================================================================================
Class B
Shares sold                            78,707       $  935,715           64,811       $  780,723
Reinvestment of distributions           4,397           51,111              568            6,507
Less shares repurchased               (43,611)        (501,438)         (17,856)        (210,349)
------------------------------------------------------------------------------------------------
   Net increase                        39,493       $  485,388           47,523       $  576,881
================================================================================================
Class C
Shares sold                            39,001       $  449,387           26,968       $  325,082
Reinvestment of distributions           1,816           21,153              168            1,914
Less shares repurchased               (24,043)        (277,812)          (4,276)         (50,675)
------------------------------------------------------------------------------------------------
   Net increase                        16,774       $  192,728           22,860       $  276,321
================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    23

Financial Highlights

                                                              Year Ended       Year Ended      12/15/05 (a)
                                                              8/31/08          8/31/07         to 8/31/06
 Class A
 Net asset value, beginning of period                         $  12.53         $ 11.18         $ 10.00
-------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                       $   0.14         $  0.08         $  0.07
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                            (1.38)           1.53            1.11
-------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                              $  (1.24)        $  1.61         $  1.18
 Distribution to shareowners:
  Net investment income                                          (0.11)          (0.05)             --
  Net realized gain                                              (0.76)          (0.21)             --
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $  (2.11)        $  1.35         $  1.18
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  10.42         $ 12.53         $ 11.18
=======================================================================================================
 Total return*                                                  (10.68)%         14.58%          11.80%(b)
 Ratio of net expenses to average net assets+                     1.31%           1.30%           1.30%**
 Ratio of net investment income to average net assets+            1.30%           1.05%           1.42%**
 Portfolio turnover rate                                           137%             74%             35%(b)
 Net assets, end of period (in thousands)                     $  3,060         $ 2,562         $   832
 Ratios with no waiver of fees and assumption of
  expenses by PIM and no reductions for fees
  paid indirectly:
  Net expenses                                                    4.61%           6.11%          11.05%**
  Net investment loss                                           ( 2.00)%        ( 3.76)%         (8.33)%**
 Ratios with waiver of fees by PIM and reductions for
  fees paid indirectly:
  Net expenses                                                    1.30%           1.30%           1.30%**
  Net investment income                                           1.31%           1.05%           1.42%**
=======================================================================================================

(a)  Class A shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                                                                Year Ended      Year Ended        12/15/05 (a)
                                                                8/31/08         8/31/07           to 8/31/06
 Class B
 Net asset value, beginning of period                           $  12.37        $   11.10         $  10.00
-----------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                         $   0.03        $    0.00(c)      $   0.03
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              (1.36)            1.49             1.07
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                                $  (1.33)       $    1.49         $   1.10
 Distribution to shareowners:
  Net investment income                                               --            (0.01)              --
  Net realized gain                                                (0.76)           (0.21)              --
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  (2.09)       $    1.27         $   1.10
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $  10.28        $   12.37         $  11.10
===========================================================================================================
 Total return*                                                    (11.46)%          13.55%           11.00%(b)
 Ratio of net expenses to average net assets+                       2.21%            2.20%            2.20%**
 Ratio of net investment income to average net assets+              0.41%            0.12%            0.45%**
 Portfolio turnover rate                                             137%              74%              35%(b)
 Net assets, end of period (in thousands)                       $  1,403        $   1,200         $    549
 Ratios with no waiver of fees and assumption of
  expenses by PIM and no reductions for fees paid
  indirectly:
  Net expenses                                                      5.37%            6.84%           11.40%**
  Net investment loss                                              (2.75)%          (4.52)%          (8.75)%**
 Ratios with waiver of fees by PIM and reductions for fees
  paid indirectly:
  Net expenses                                                      2.20%            2.20%            2.20%**
  Net investment income                                             0.42%            0.12%            0.45%**
===========================================================================================================

(a)  Class B shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
(c)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    25

                                                                Year Ended      Year Ended       12/15/05 (a)
                                                                8/31/08         8/31/07          to 8/31/06
 Class C
 Net asset value, beginning of period                           $  12.39        $ 11.10          $ 10.00
---------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                         $   0.03        $  0.01          $  0.03
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              (1.36)          1.49             1.07
---------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                                $  (1.33)       $  1.50          $  1.10
 Distribution to shareowners:
  Net investment income                                            (0.04)            --               --
  Net realized gain                                                (0.76)         (0.21)              --
---------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  (2.13)       $  1.29          $  1.10
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $  10.26        $ 12.39          $ 11.10
=========================================================================================================
 Total return*                                                    (11.47)%        13.65%           11.00%(b)
 Ratio of net expenses to average net assets+                       2.21%          2.20%            2.20%**
 Ratio of net investment income to average net assets+              0.35%          0.12%            0.45%**
 Portfolio turnover rate                                             137%            74%              35%(b)
 Net assets, end of period (in thousands)                       $    818        $   780          $   445
 Ratios with no waiver of fees and assumption of
  expenses by PIM and no reductions for fees paid
  indirectly:
  Net expenses                                                      5.45%          6.70%           10.98%**
  Net investment income (loss)                                     (2.89)%         4.38%           (8.33)%**
 Ratios with waiver of fees by PIM and reductions for fees
  paid indirectly:
  Net expenses                                                      2.20%          2.20%            2.20%**
  Net investment income                                             0.36%          0.12%            0.45%**
=========================================================================================================

(a)  Class C shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Notes to Financial Statements | 8/31/08

1. Organization and Significant Accounting Policies

Pioneer Global Select Equity Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares -- Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting periods. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    27

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At August 31, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are open (subject to examination by tax authorities).

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net


28    Pioneer Global Select Equity Fund | Annual Report | 8/31/08
     investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2008, the Fund has reclassified $18,728 to increase undistributed net investment income and $18,728 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has elected to defer approximately $133,084 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.

     The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

                                                2008                        2007
     Distributions paid from:
     Ordinary income                        $127,503                     $53,086
     Long-term capital gain                  201,886                          --
--------------------------------------------------------------------------------
        Total                               $329,389                     $53,086
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:

                                                                            2008
     Distributable Earnings:
     Undistributed ordinary income                                    $   58,580
     Post-October loss deferred                                         (133,084)
     Unrealized depreciation                                            (514,044)
--------------------------------------------------------------------------------
        Total                                                         $ (588,548)
================================================================================

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,770 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.

D.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    29
     current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At August 31, 2008, the Fund had no outstanding portfolio or settlement hedges.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent.


30    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

     When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million; 0.70% of the next $500 million and 0.65% of the excess over $1 billion. For the year ended August 31, 2008, the effective management fee (net of waivers and/or assumption of expense) was equivalent to 0.75% of the Fund's average net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.30%, 2.20% and 2.20% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through January 1, 2011 for Class A and through January 1, 2009 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $331 in management fees, administrative costs and certain other services payable to PIM at August 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,742 in transfer agent fees payable to PIMSS at August 31, 2008.

4. Distribution Plans and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    31
net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $245 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2008, CDSCs in the amount of $930 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2008, the Fund's expenses were reduced by $441 under such arrangements.

6. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Global Select Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Select Equity Fund (the Fund) (one of the portfolios constituting
Pioneer Series Trust V), including the schedule of investments, as of August
31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Select Equity Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 20, 2008

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    33

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 27.91%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 59.52%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust V (the "Trust"), as noted below) follows:


                                                                            Broker
                         For                 Withhold         Abstain       Non-Votes
Proposal 1 -- To elect Trustees*
John F. Cogan, Jr.       3,405,267.390       55,065.192           0.000           0.000
Daniel K. Kingsbury      3,405,267.390       55,065.192           0.000           0.000
David R. Bock            3,405,267.390       55,065.192           0.000           0.000
Mary K. Bush             3,405,267.390       55,065.192           0.000           0.000
Benjamin M. Friedman     3,405,267.390       52,896.409       2,168.783           0.000
Margaret B.W. Graham     3,405,267.390       55,065.192           0.000           0.000
Thomas J. Perna          3,405,267.390       55,065.192           0.000           0.000
Marguerite A. Piret      3,405,267.390       55,065.192           0.000           0.000
Stephen K. West          3,405,267.390       55,065.192           0.000           0.000
John Winthrop            3,405,267.390       55,065.192           0.000           0.000


                                                                            Broker
                         For                Against          Abstain        Non-Votes
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*    2,342,477.355      299,534.822      36,093.405     782,227.000


                                                                            Broker
                         For                Against          Abstain        Non-Votes
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                    289,233.174        8,722.315        1.000          52,076.000

34    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                                                                                  Broker
                                   For              Against          Abstain      Non-Votes
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                       289,233.174      8,722.315            1.000    52,076.000
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending         289,233.174      8,722.315            1.000    52,076.000
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                  291,708.174      4,079.532        2,168.783    52,076.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate     291,708.174      6,248.315            0.000    52,076.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                        289,233.174      6,248.315        2,475.000    52,076.000
Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                      289,233.174      4,079.532        4,643.783    52,076.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                        291,708.174      6,248.315            0.000    52,076.000


                                                                                  Broker
                                   For              Against          Abstain      Non-Votes
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                           291,871.706      3,916.000        2,168.783    52,076.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined votes of all series of the Trust.


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    35

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


36    Pioneer Global Select Equity Fund | Annual Report | 8/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on December 15, 2005. They considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the second quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    37
ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


38    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    39

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


40    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
--------------------------------------------------------------------------------

Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000-2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                 Pioneer Global Select Equity Fund | Annual Report | 8/31/08  41

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------



Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
------------------------------------------------------------------------------------------------------------------------


42  Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                            Position Held    Length of Service
Name and Age                with the Fund    and Term of Office
Benjamin M. Friedman (64)   Trustee          Trustee since May, 2008.
                                             Serves until a successor
                                             trustee is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Trustee since 2005.
                                             Serves until a successor
                                             trustee is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Trustee since 2005.
                                             Serves until a successor
                                             trustee is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (79)        Trustee          Trustee since 2005.
                                             Serves until a successor
                                             trustee is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees
                                                                                               17 portfolios in fund
                                                                                               complex)
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice       Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities ser-     (technology products for
                            vices) (1986 - 2004)                                               securities lending industry)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
--------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                                                                                               Fund, Inc. (closed-end
                                                                                               investment company)
--------------------------------------------------------------------------------------------------------------------------------


                 Pioneer Global Select Equity Fund | Annual Report | 8/31/08  43

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

44  Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                              Position Held         Length of Service
Name and Age                  with the Fund         and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


                 Pioneer Global Select Equity Fund | Annual Report | 8/31/08  45

                           This page for your notes.

46    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                           This page for your notes.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    47

                           This page for your notes.

48    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                           This page for your notes.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    49

                           This page for your notes.

50    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

                           This page for your notes.

               Pioneer Global Select Equity Fund | Annual Report | 8/31/08    51

                           This page for your notes.

52    Pioneer Global Select Equity Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                       Pioneer High Income Municipal Fund
                       Annual Report | August 31, 2008

                       Ticker Symbols:
                       Class A   PIMAX
                       Class C   HICMX
                       Class Y   HIMYX

                       [LOGO]PIONEER
                             Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              13
Schedule of Investments                                      15
Financial Statements                                         20
Notes to Financial Statements                                27
Report of Independent Registered Public Accounting Firm      32
Approval of Investment Advisory Agreement                    35
Trustees, Officers and Service Providers                     39

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08         1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we

2         Pioneer High Income Municipal Fund | Annual Report | 8/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08         3

Portfolio Management Discussion | 8/31/08

Over the 12 months ending August 31, 2008, municipal bond investors weathered one of the most turbulent periods in history, as fallout from problems in the subprime mortgage sector reverberated throughout the fixed-income markets. In the following interview, portfolio manager Timothy Pynchon discusses the factors that affected the municipal bond market and the Fund over the period.

Q    How did the Fund perform during the 12-month period ended August 31, 2008?

A For the 12-month period ended August 31, 2008, Pioneer High Income Municipal Fund's Class A shares produced a total return of -4.95% at net asset value. For the same period, the Fund's benchmark, the Lehman Brothers High Yield Municipal Bond Index returned -4.37%; and the average return of the 104 funds in the Lipper High Yield Municipal Debt Funds category was -3.14%. The Fund's Class A shares generated a 30-day SEC tax-free yield of 6.36%, based on the maximum income tax rate of 35%. On August 31, 2008, the Fund's current yield was 6.48%, which translates into a taxable yield of 9.78%. At the end of the period, the Fund had 53 issues in 25 states. The average credit quality of the portfolio was BBB-.

Q    What was the investment environment like during the period?

A It was a challenging investment environment, as a confluence of events caused municipal bonds to decline. Early in the period, the credit markets began to feel the effects of the emerging problems in the subprime mortgage market. In late 2007 and early 2008, investors began selling the lower quality securities. Hedge funds were particularly large sellers, as they unwound their municipal bond positions and flooded the market with hundreds of millions of dollars of municipal debt, creating a huge supply/ demand imbalance.

     In the face of all this, in February, three of the largest bond insurers -- Financial Guarantee Insurance Company (FGIC), Municipal Bond Insurance Association (MBIA), and Ambac Financial Group (AMBAC) -- fell into financial distress because they had insured structured mortgage products that were tied to defaulting subprime mortgages, causing all three insurers to lose their AAA credit ratings.

     At about the same time, investment banks refused to support auctions for auction-rate securities, which are long-term bonds tied to short-term interest rates that are set at weekly or monthly auctions. As a result, investors saw the auction market and liquidity freeze up.

4         Pioneer High Income Municipal Fund | Annual Report | 8/31/08

     In this environment, investors sought quality above everything else and fled to the Treasury market as a safe haven. The result was that municipal bond yields rose above Treasury yields, even before reflecting the tax-exempt effect. Investors could buy tax-exempt municipal bonds at nearly a full percentage point more than Treasuries -- a situation that has been relatively rare over the past three decades. During the month of February, long-term AAA bonds were yielding 5.14% compared to Treasury bond yields of 4.40%, a ratio of 117%; 10-year municipal bonds were at 4.12% compared to Treasuries at 3.51%, a ratio of 117%; five-year municipal yields were at 3.30% compared to Treasuries at 2.48%, a ratio of 133%. Eight months earlier, these ratios had been: 30 years 87%, 10 years 81%, and 5 years 79%, respectively.

     Rising bond yields pushed prices down; and as valuations became more compelling, investors returned to the municipal bond market, which began to recover in March. By the end of July, the average monthly ratios of the 10- and 30-year AAA municipal bonds were 98% and 105%, respectively.

Q    How did you manage the Fund in this environment?

A We did not make any big changes to the Fund's portfolio during the period. The Fund was well diversified among sectors that are vital to the U.S. economy. These included health care (32% of net assets), education (6% of net assets), pollution control (3% of net assets), transportation (3% of net assets), water and sewer (2% of net assets), housing (2% of net assets). About 15% of the Fund's net assets were in tobacco bonds as of August 31, 2008, which are backed by tobacco companies' payments to states as part of the Master Settlement Agreement in which states agreed to drop their lawsuits against tobacco companies in return for a series of payments. Nearly all of the Fund's assets were invested in revenue bonds on which the payment of interest and principal is derived from the revenues generated by the particular asset the bond was issued to finance. Because revenue bonds do not depend on the taxing power of the state, they tend to hold their value when the economy is weak and revenues going into state coffers may decline.

Q    What affected performance during the period?

A As stated above, the Fund slightly underperformed its benchmark, the Lehman Brothers High Yield Municipal Bond Index, during the period. The performance of the Fund and its benchmark during the period reflect the general turmoil in the municipal bond market and the flight to quality that took place over the 12-month period, as market participants avoided the riskiest investments and moved into Treasuries. The Fund's relatively long duration in a volatile market also held back results. (Duration measures a bond's price sensitivity to interest-rate changes. A shorter duration can minimize a bond's price fluctuations.) As high-yield investors, we believe

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08         5
     the best potential for total return going forward is in the longer end of the market; and, in the short term, we are willing to take on the slightly more downside risk that comes from a longer duration, in anticipation of bigger upside potential over the longer term. Airline bonds, which accounted for about 5% of the Fund's total net assets at August 31, 2008, were disappointing, as the airline industry suffered because of higher jet fuel costs resulting from rising oil prices. Tobacco bonds during the period also fell short of our expectations. The poor performance of tobacco bonds resulted from concerns by some investors that a decline in smoking in the United States would result in lower revenues for tobacco companies. We disagree with this belief, and the tobacco bonds remain in the portfolio.

Q    What is your outlook?

A We believe there is exceptional value in the municipal market and are taking advantage of the higher yields and lower prices that municipals provide. Longer-term municipal bonds currently offer higher tax-free yields than A-rated taxable corporate bonds. As we look ahead, we believe municipal bonds will continue to provide investors with a relatively high level of tax-free income and the potential for price appreciation.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of the income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. By investing primarily in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Fund are subject to possible loss due to financial failure of underlying securities and their inability to meet their debt obligations.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

6         Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08         7

Portfolio Summary | 8/31/08

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AA                      1.9%
BBB                    15.9%
BB & Lower             82.2%

Maturity Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

1-3 Years              0.8%
3-6 Years              4.0%
6-8 Years              7.6%
8-10 Years            14.0%
10+ Years             73.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  Louisiana Local Government Environment, 6.75%, 11/1/32                   4.15%
 2.  Massachusetts State Health, 6.5%, 1/15/38                                3.94
 3.  Lancaster County Pennsylvania Hospital Authority Revenue, 6.5%, 7/1/40   3.46
 4.  Michigan Tobacco Settlement Finance, 6.0%, 6/1/48                        3.45
 5.  Grand Island Nebraska Solid Waste, 7.0%, 6/1/23                          3.34
 6.  Buckeye Ohio Tobacco Settlement, 6.5%, 6/1/47                            3.32
 7.  Nassau County Industrial Development, 6.7%, 1/1/43                       3.29
 8.  Liberty County Florida, 8.25%, 7/1/28                                    3.29
 9.  Huntsville-Redstone, 6.875%, 1/1/43                                      3.26
10.  Pima County Arizona Development Authority, 7.0%, 1/1/38                  3.13

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8         Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Prices and Distributions | 8/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------
Class        8/31/08           8/31/07
--------------------------------------
  A           $ 8.70            $ 9.72
--------------------------------------
  C           $ 8.68            $ 9.71
--------------------------------------
  Y           $ 8.63            $ 9.69
--------------------------------------

Distributions per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

        Net Investment    Short-Term       Long-Term
Class       Income       Capital Gains   Capital Gains
  A        $ 0.5508           $ --            $ --
------------------------------------------------------
  C        $ 0.4647           $ --            $ --
------------------------------------------------------
  Y        $ 0.5445           $ --            $ --
------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Lehman Brothers High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10-12.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08         9

Performance Update | 8/31/08                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Lehman Brothers High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2008)
-------------------------------------------------
                   Net Asset     Public Offering
Period             Value (NAV)   Price (POP)
-------------------------------------------------
Life-of-Class
(10/17/06)           -1.92%         -4.30%
1 Year               -4.95          -9.24
-------------------------------------------------

Expense Ratio*
(Per prospectus dated December 31, 2007)
-------------------------------------------------
                      Gross          Net
-------------------------------------------------
                      1.77%          0.90%
-------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer High Income      Lehman Brothers High
          Municipal Fund      Yield Municipal Bond Index

10/06         9550                     10000
              9662                      9734
 8/08         9184                     10143

*    Some expenses are based on estimated amounts for the current fiscal year.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Lehman Brothers High Yield Municipal Bond Index.


Average Annual Total Returns
(As of August 31, 2008)
-------------------------------------------------
                      If           If
Period                Held         Redeemed
-------------------------------------------------
Life-of-Class
(10/17/06)           -2.93%         -2.93%
1 Year               -5.94          -5.94
-------------------------------------------------

Expense Ratio*
(Per prospectus dated December 31, 2007)
-------------------------------------------------
                      Gross           Net
-------------------------------------------------
                      2.72%          1.80%
-------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer High Income      Lehman Brothers High
          Municipal Fund      Yield Municipal Bond Index

10/06          10000                      10000
               10026                       9734
8/08            9430                      10143

*    Some expenses are based on estimated amounts for the current fiscal year.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through 1/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        11

Performance Update | 8/31/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Lehman Brothers High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2008)
-------------------------------------------------
                      If           If
Period                Held         Redeemed
-------------------------------------------------
Life-of-Class
(10/17/06)           -2.37%         -2.37%
1 Year               -5.45          -5.45
-------------------------------------------------

Expense Ratio*
(Per prospectus dated December 31, 2007)
-------------------------------------------------
                      Gross           Net
-------------------------------------------------
                      2.11%          2.11%
-------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer High Income      Lehman Brothers High
          Municipal Fund      Yield Municipal Bond Index

10/06          10000                      10000
8/07           10081                       9734
8/08            9532                      10143

*    Some expenses are based on estimated amounts for the current fiscal year.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2008 through August 31, 2008.

--------------------------------------------------------------------
Share Class                  A                C                Y
--------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/1/08
--------------------------------------------------------------------
Ending Account          $ 1,026.53       $ 1,022.95       $ 1,026.27
Value on 8/31/08
--------------------------------------------------------------------
Expenses Paid           $     4.58       $     9.15       $     5.04
During Period*
--------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80% and 0.99% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the half year period).

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2008 through August 31, 2008.

--------------------------------------------------------------------------
Share Class                        A                C                Y
--------------------------------------------------------------------------
Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 3/1/08
--------------------------------------------------------------------------
Ending Account Value          $ 1,020.61       $ 1,016.09       $ 1,020.16
on 8/31/08
--------------------------------------------------------------------------
Expenses Paid                 $     4.57       $     9.12       $     5.03
During Period*
--------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80% and 0.99% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the half year period).

14        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Schedule of Investments | 8/31/08

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (c)      Ratings
 Amount         (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           COLLATERALIZED DEBT OBLIGATION -- 1.9%
 $ 1,175,000        12.00        NR/NR     Non-Profit Preferred Funding, Various
                                           States, Floating Rate Note, 9/15/37         $ 1,156,376
--------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           DEBT OBLIGATION
                                           (Cost $1,172,200)                           $ 1,156,376
--------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 97.1%
                                           Alabama -- 4.9%
   1,250,000                     NR/NR     Huntsville-Redstone, 5.5%, 1/1/43           $   992,513
   2,000,000                     NR/NR     Huntsville-Redstone, 6.875%, 1/1/43           1,960,260
                                                                                       -----------
                                                                                       $ 2,952,773
--------------------------------------------------------------------------------------------------
                                           Arizona -- 3.1%
   2,000,000                     NR/NR     Pima County Arizona Development
                                           Authority, 7.0%, 1/1/38                     $ 1,881,760
                                                                                       -----------
                                                                                       $ 1,881,760
--------------------------------------------------------------------------------------------------
                                           California -- 5.6%
   1,500,000                    BB+/NR     California Statewide Communities
                                           Development Authority, 7.25%, 10/1/38       $ 1,453,575
   2,500,000                   BBB/Baa3    Golden State Tobacco Security Corp.,
                                           5.125%, 6/1/47                                1,860,050
     110,000                     C/NR      Valley Health Systems California
                                           Certificates of Participation,
                                           6.875%, 5/15/23                                  80,828
                                                                                       -----------
                                                                                       $ 3,394,453
--------------------------------------------------------------------------------------------------
                                           Colorado -- 4.0%
   1,000,000                     NR/NR     Colorado Springs Colorado Urban
                                           Development, 7.0%, 12/1/29                  $   937,060
   2,000,000                     NR/NR     Madre Metropolitan District No. 2,
                                           Colorado, 5.5%, 12/1/36                       1,479,660
                                                                                       -----------
                                                                                       $ 2,416,720
--------------------------------------------------------------------------------------------------
                                           Connecticut -- 1.4%
   1,000,000                    BB+/Ba1    Manshantucket Pequot Tribe,
                                           5.75%, 9/1/34 (144A)                        $   860,810
                                                                                       -----------
                                                                                       $   860,810
--------------------------------------------------------------------------------------------------
                                           Florida -- 8.5%
   1,000,000                     AA/NR     Broward County Florida Housing,
                                           6.75%, 10/1/45                              $ 1,001,970
   2,200,000                     BB/NR     Lee County Florida Industrial Development
                                           Authority, 5.375%, 6/15/37                    1,770,912
   2,000,000                     NR/NR     Liberty County Florida, 8.25%, 7/1/28         1,977,540
     475,000                     NR/NR     Madison County Florida Revenue,
                                           6.0%, 7/1/25                                    435,675
                                                                                       -----------
                                                                                       $ 5,186,097
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        15

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (c)      Ratings
 Amount         (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Georgia -- 2.5%
 $ 2,000,000                     NR/NR     Fulton County Georgia Water & Sewer
                                           Revenue, 5.125%, 7/1/42                     $ 1,527,700
                                                                                       -----------
                                                                                       $ 1,527,700
--------------------------------------------------------------------------------------------------
                                           Iowa -- 1.6%
   1,250,000                   BBB/Baa3    Tobacco Settlement Authority of Iowa,
                                           5.5%, 6/1/42                                $   974,750
                                                                                       -----------
                                                                                       $   974,750
--------------------------------------------------------------------------------------------------
                                           Illinois -- 5.5%
     500,000                     NR/NR     Illinois Finance Authority, 7.0%, 12/1/37   $   482,480
   1,500,000                     NR/NR     Illinois Finance Authority, 7.0%, 12/1/42     1,441,590
   1,500,000                     NR/NR     Southwestern Illinois Development
                                           Authority Revenue, 6.625%, 6/1/37             1,431,780
                                                                                       -----------
                                                                                       $ 3,355,850
--------------------------------------------------------------------------------------------------
                                           Louisiana -- 4.9%
   2,550,000                    BB+/Ba3    Louisiana Local Government Environment,
                                           6.75%, 11/1/32                              $ 2,496,195
     475,000                     NR/NR     Louisiana Public Facilities Authority
                                           Revenue, 6.25%, 10/1/11                         464,602
                                                                                       -----------
                                                                                       $ 2,960,797
--------------------------------------------------------------------------------------------------
                                           Massachusetts -- 7.2%
   2,000,000                     NR/NR     Massachusetts State Development
                                           Finance Agency, 6.75%, 10/25/37             $ 1,876,880
   2,500,000                     NR/NR     Massachusetts State Health,
                                           6.5%, 1/15/38                                 2,368,575
     140,000         7.11       NR/Aa3     Massachusetts State Housing, Floating
                                           Rate Note, 12/1/45 (144A)                       130,025
                                                                                       -----------
                                                                                       $ 4,375,480
--------------------------------------------------------------------------------------------------
                                           Michigan -- 7.3%
     160,000                     NR/NR     Doctor Charles Drew Academy,
                                           5.7%, 11/1/36                               $   107,910
   1,450,000                     NR/NR     Michigan Public Educational Facilities
                                           Authority Revenue, 5.875%, 6/1/37             1,244,260
   1,000,000                    BBB-/NR    Michigan Public Educational Facilities
                                           Authority Revenue, 6.5%, 9/1/37                 987,150
   2,500,000                    BBB/NR     Michigan Tobacco Settlement Finance,
                                           6.0%, 6/1/48                                  2,076,075
                                                                                       -----------
                                                                                       $ 4,415,395
--------------------------------------------------------------------------------------------------
                                           Minnesota -- 2.0%
   1,250,000                     NR/NR     Baytown Township Minnesota Lease
                                           Revenue, 7.0%, 8/1/38                       $ 1,239,075
                                                                                       -----------
                                                                                       $ 1,239,075
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

16        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (c)      Ratings
 Amount         (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Missouri -- 2.6%
 $   500,000                    NR/Caa2    St. Louis Missouri Development Authority,
                                           7.2%, 12/15/28                              $   457,295
   1,260,000                    NR/Caa2    St. Louis Missouri Industrial Development
                                           Revenue, 7.25%, 12/15/35                      1,140,161
                                                                                       -----------
                                                                                       $ 1,597,456
--------------------------------------------------------------------------------------------------
                                           Montana -- 2.3%
   2,215,000                     NR/NR     Hardin Montana Tax Increment,
                                           0.0%, 9/1/31                                $ 1,419,018
                                                                                       -----------
                                                                                       $ 1,419,018
--------------------------------------------------------------------------------------------------
                                           Nebraska -- 3.3%
   2,250,000                     NR/NR     Grand Island Nebraska Solid Waste,
                                           7.0%, 6/1/23                                $ 2,012,108
                                                                                       -----------
                                                                                       $ 2,012,108
--------------------------------------------------------------------------------------------------
                                           New Jersey -- 2.9%
   2,500,000                   BBB/Baa3    Tobacco Settlement Financing Corp.,
                                           5.0%, 6/1/41                                $ 1,779,975
                                                                                       -----------
                                                                                       $ 1,779,975
--------------------------------------------------------------------------------------------------
                                           Nevada -- 0.2%
     430,000                     NR/NR     Director State Nevada Department
                                           Business, 7.375%, 1/1/40                    $   123,350
                                                                                       -----------
                                                                                       $   123,350
--------------------------------------------------------------------------------------------------
                                           New York -- 4.8%
   1,000,000                     NR/NR     Erie County New York, 6.0%, 11/15/36        $   875,320
   2,000,000                     NR/NR     Nassau County Industrial Development,
                                           6.7%, 1/1/43                                  1,978,020
     135,000                   CCC+/Caa2   New York City, New York, Industrial,
                                           6.9%, 8/1/24                                     75,604
                                                                                       -----------
                                                                                       $ 2,928,944
--------------------------------------------------------------------------------------------------
                                           Ohio -- 5.3%
   2,250,000                   BBB/Baa3    Buckeye Ohio Tobacco Settlement,
                                           6.5%, 6/1/47                                $ 2,001,173
   1,315,000                     NR/NR     Tuscarawas County Ohio Hospital,
                                           6.35%, 11/1/37                                1,206,250
                                                                                       -----------
                                                                                       $ 3,207,423
--------------------------------------------------------------------------------------------------
                                           Oklahoma -- 1.8%
   1,000,000                     NR/NR     Atoka County Oklahoma Healthcare,
                                           6.625%, 10/1/37                             $   954,420
     110,000                     BB/NR     Jackson County Oklahoma Memorial
                                           Hospital, 7.3%, 8/1/15                          110,510
                                                                                       -----------
                                                                                       $ 1,064,930
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        17

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (c)      Ratings
 Amount         (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Pennsylvania -- 5.6%
 $ 1,500,000                    BB/Ba3     Allegheny County Pennsylvania Hospital
                                           Development Authority, 5.375%,
                                           11/15/40                                    $ 1,046,955
     350,000                     NR/NR     Delaware County Pennsylvania Industrial
                                           Development, 9.0%, 8/1/31 (d)                   268,384
   2,100,000                     NR/NR     Lancaster County Pennsylvania Hospital
                                           Authority Revenue, 6.5%, 7/1/40               2,080,238
                                                                                       -----------
                                                                                       $ 3,395,577
--------------------------------------------------------------------------------------------------
                                           Texas -- 9.0%
   2,000,000                     NR/NR     Burnet County Texas Public,
                                           7.75%, 8/1/29                               $ 1,824,220
     150,000                     NR/NR     Gulf Coast Waste Disposal Authority,
                                           Texas Revenue, 7.0%, 12/1/36                    122,376
   2,000,000                     B-/B3     Houston Texas Airport Revenue,
                                           6.75%, 7/1/29                                 1,603,200
     135,000                     B-/B3     Houston Texas Airport Revenue,
                                           5.7%, 7/15/29                                    92,885
     220,000                     B-/B3     Houston Texas Airport Revenue,
                                           6.125%, 7/15/27                                 163,033
   1,750,000                     NR/NR     Willacy County Texas Local Government,
                                           6.875%, 9/1/28                                1,657,635
                                                                                       -----------
                                                                                       $ 5,463,349
--------------------------------------------------------------------------------------------------
                                           Wisconsin -- 0.8%
     600,000                     NR/NR     Aztalan Wisconsin Exempt Facilities
                                           Revenue, 7.5%, 5/1/18                       $   501,438
--------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $63,142,163)                          $59,035,228
--------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 99.0%
                                           (Cost $64,314,363)(a)(b)                    $60,191,604
--------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND LIABILITIES -- 1.0%        $   582,051
--------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                  $60,773,655
--------------------------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2008, the value of these securities amounted to $990,835 or 1.6% of total net assets.

   The accompanying notes are an integral part of these financial statements.

18        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

(a) The concentration of investments by type of obligation/market sector is as follows:

     Revenue Bonds:
       Health Revenue                               32.0%
       Special Revenue                              14.5
         Various Revenues                           36.8
         Transportation Revenue                      3.2
         Water & Sewer                               2.5
         Housing                                     1.9
         Pollution Control Revenue                   3.4
         Education Revenue                           5.7
---------------------------------------------------------
                                                   100.0%
=========================================================

(b) At August 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $64,382,647 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                             $     2,479
     Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                              (4,193,522)
                                                                                 -----------
     Net unrealized loss                                                         $(4,191,043)
                                                                                 ===========

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)  Security is in default and is non-income producing.

NR   Not rated.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $67,717,806 and $25,295,723, respectively.

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        19

Statement of Assets and Liabilities | 8/31/08

ASSETS:
  Investment in securities, at value
    (cost $64,314,363)                                    $60,191,604
  Receivables --
    Fund shares sold                                          179,297
    Interest                                                1,052,271
    Due from Pioneer Investment Management, Inc.                9,867
  Other                                                         7,581
---------------------------------------------------------------------
      Total assets                                        $61,440,620
---------------------------------------------------------------------
LIABILITIES:
  Payables --
    Dividends                                             $   239,830
  Due to bank                                                 359,105
  Due to affiliates                                             8,330
  Accrued expenses                                             59,700
---------------------------------------------------------------------
      Total liabilities                                   $   666,965
---------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                         $66,992,205
  Distributions in excess of net investment income             (7,771)
  Accumulated net realized loss on investments             (2,088,020)
  Net unrealized loss on investments                       (4,122,759)
---------------------------------------------------------------------
      Total net assets                                    $60,773,655
---------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $38,716,600/4,450,650 shares)         $      8.70
  Class C (based on $20,915,160/2,409,710 shares)         $      8.68
  Class Y (based on $1,141,895/132,307 shares)            $      8.63
MAXIMUM OFFERING PRICE:
  Class A ($8.70 [divided by] 95.5%)                      $      9.11
---------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

20        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Statement of Operations

For the Year Ended 8/31/08

INVESTMENT INCOME:
  Interest                                                                  $  2,920,925
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $213,409
  Transfer agent fees and expenses
    Class A                                                   14,084
    Class C                                                    6,852
    Class Y                                                    1,048
  Distribution fees
    Class A                                                   66,864
    Class C                                                  146,277
  Administrative fees                                          9,603
  Custodian fees                                              18,440
  Registration fees                                           44,637
  Professional fees                                           59,006
  Printing expense                                            25,506
  Fees and expenses of nonaffiliated trustees                  6,489
  Miscellaneous                                                9,105
----------------------------------------------------------------------------------------
      Total expenses                                                        $    621,320
      Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                             (104,226)
      Less fees paid indirectly                                                     (305)
----------------------------------------------------------------------------------------
      Net expenses                                                          $    516,789
----------------------------------------------------------------------------------------
        Net investment income                                               $  2,404,136
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                          $ (1,465,155)
----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $ (3,762,796)
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $ (5,227,951)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $ (2,823,815)
----------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        21

Statement of Changes in Net Assets

For the Year Ended 8/31/08 and the period from 10/17/06
(Commencement of Operations) to 8/31/07

----------------------------------------------------------------------------------------------------
                                                                     Year Ended         10/17/06
                                                                     8/31/08            to 8/31/07
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $ 2,404,136         $   454,466
Net realized loss on investments                                      (1,465,155)           (625,733)
Change in net unrealized loss on investments                          (3,762,796)           (359,963)
----------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from operations             $(2,823,815)        $  (531,230)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.55 and $0.43 per share, respectively)                $(1,607,291)        $  (295,762)
    Class C ($0.46 and $0.35 per share, respectively)                   (749,539)            (93,993)
    Class Y ($0.54 and $0.43 per share, respectively)                    (76,353)            (43,821)
----------------------------------------------------------------------------------------------------
      Total distributions to shareowners                             $(2,433,183)        $  (433,576)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $58,866,137         $22,715,434
Reinvestment of distributions                                            535,691              46,713
Cost of shares repurchased                                           (17,532,210)           (636,306)
----------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from Fund
      share transactions                                             $41,869,618         $22,125,841
----------------------------------------------------------------------------------------------------
    Net increase in net assets                                       $36,612,620         $21,161,035
NET ASSETS:
Beginning of period (initial capitalization - 300,000 shares)        $24,161,035         $ 3,000,000
----------------------------------------------------------------------------------------------------
End of period                                                        $60,773,655         $24,161,035
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    (7,771)        $    24,440
----------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

22        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

---------------------------------------------------------------------------------------------------
                                     '08 Shares      '08 Amount         '07 Shares      '07 Amount
---------------------------------------------------------------------------------------------------
Class A*
Shares sold                           4,244,251     $39,040,701          1,665,425      $16,880,297
Reinvestment of distributions            41,506         374,315              3,627           36,350
Less shares repurchased              (1,546,087)    (14,057,963)           (58,072)        (581,249)
---------------------------------------------------------------------------------------------------
    Net increase                      2,739,670     $25,357,053          1,610,980      $16,335,398
===================================================================================================
Class C*
Shares sold                           2,096,536     $19,490,543            568,175      $ 5,720,137
Reinvestment of distributions            15,570         139,860                970            9,698
Less shares repurchased                (365,945)     (3,329,926)            (5,596)         (55,057)
---------------------------------------------------------------------------------------------------
    Net increase                      1,746,161     $16,300,477            563,549      $ 5,674,778
===================================================================================================
Class Y*
Shares sold                              34,762     $   334,893             11,386      $   115,000
Reinvestment of distributions             2,374          21,516                 68              665
Less shares repurchased                 (16,283)       (144,321)                --               --
---------------------------------------------------------------------------------------------------
    Net increase                         20,853     $   212,088             11,454      $   115,665
===================================================================================================

*    Class A, C and Y shares were first publicly offered on October 17, 2006.

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        23

Financial Highlights

------------------------------------------------------------------------------------------
                                                                Year
                                                                Ended         10/17/06 (a)
                                                                8/31/08       to 8/31/07
------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  9.72        $ 10.00
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.54        $  0.44
  Net realized and unrealized loss on investments                 (1.01)         (0.29)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                $ (0.47)       $  0.15
Distributions to shareowners:
  Net investment income                                           (0.55)         (0.43)
------------------------------------------------------------------------------------------
Net decrease in net asset value                                 $ (1.02)       $ (0.28)
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.70        $  9.72
==========================================================================================
Total return*                                                     (4.95)%         1.45%***
Ratio of net expenses to average net assets+                       0.90%          0.90%**
Ratio of net investment income to average net assets+              5.92%          5.31%**
Portfolio turnover rate                                              59%           130%***
Net assets, end of period (in thousands)                        $38,717        $ 16,637
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly
  Net expenses                                                     1.21%          1.77%**
  Net investment income                                            5.61%          4.44%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     0.90%          0.90%**
  Net investment income                                            5.92%          5.31%**
==========================================================================================

(a)  Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

24        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

------------------------------------------------------------------------------------------
                                                                Year
                                                                Ended         10/17/06 (a)
                                                                8/31/08       to 8/31/07
------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  9.71        $ 10.00
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.46        $  0.36
  Net realized and unrealized loss on investments                 (1.03)         (0.30)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                $ (0.57)       $  0.06
Distributions to shareowners:
  Net investment income                                           (0.46)         (0.35)
------------------------------------------------------------------------------------------
Net decrease in net asset value                                 $ (1.03)       $ (0.29)
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.68        $  9.71
==========================================================================================
Total return*                                                     (5.94)%         0.56%***
Ratio of net expenses to average net assets+                       1.80%          1.80%**
Ratio of net investment income to average net assets+              5.11%          4.35%**
Portfolio turnover rate                                              59%           130%***
Net assets, end of period (in thousands)                        $20,915        $ 6,445
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly
  Net expenses                                                     1.95%          2.72%**
  Net investment income                                            4.96%          3.43%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     1.80%          1.80%**
  Net investment income                                            5.11%          4.35%**
==========================================================================================

(a)  Class C shares were first publicly offered on October 17, 2006.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        25

------------------------------------------------------------------------------------------
                                                                Year
                                                                Ended         10/17/06 (a)
                                                                8/31/08       to 8/31/07
------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  9.69        $ 10.00
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.53        $  0.42
  Net realized and unrealized loss on investments                 (1.05)         (0.30)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                $ (0.52)       $  0.12
Distributions to shareowners:
  Net investment income                                           (0.54)         (0.43)
------------------------------------------------------------------------------------------
Net decrease in net asset value                                 $ (1.06)       $  (0.31)
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.63        $  9.69
==========================================================================================
Total return*                                                     (5.45)%         1.12%***
Ratio of net expenses to average net assets+                       1.00%          1.23%**
Ratio of net investment income to average net assets+              5.80%          4.70%**
Portfolio turnover rate                                              59%           130%***
Net assets, end of period (in thousands)                        $ 1,142        $ 1,080
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly
  Net expenses                                                     1.00%          2.11%**
  Net investment income                                            5.80%          3.82%**
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     0.99%          1.23%**
  Net investment income                                            5.81%          4.70%**
==========================================================================================

(a)  Class Y shares were first publicly offered on October 17, 2006.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

26        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Notes to Financial Statements | 8/31/08

1.   Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on October 17, 2006. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plan that has been adopted by Class A and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The fund's prospectuses (unaudited) contain information regarding the fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        27
     consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued at their fair values as determined by, or under the direction of the Board of Trustees. At August 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2008, the Fund had a net capital loss carryforward of $667,588 which will expire in 2016 if not utilized.

     The Fund has elected to defer approximately $1,420,432 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.

     At August 31, 2008, the Fund has reclassified $3,164 to increase distributions in excess of net investment income and $3,164 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

28        Pioneer High Income Municipal Fund | Annual Report | 8/31/08

     The tax character of distributions paid during the years ended August 31, 2008, and August 31, 2007 was as follows:

     --------------------------------------------------------
                                      2008              2007
     --------------------------------------------------------
     Distributions paid from:
     Tax-exempt income            $2,433,183         $433,538
     Ordinary income                      --               38
     --------------------------------------------------------
       Total                      $2,433,183         $433,576
     ========================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:

     ------------------------------------------------------------
                                                          2008
     ------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                $    300,343
     Capital loss carryforward                          (667,588)
     Current year dividend payable                      (239,830)
     Current year post-October loss deferral          (1,420,432)
     Unrealized depreciation                          (4,191,043)
     ------------------------------------------------------------
       Total                                        $ (6,218,550)
     ============================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax basis adjustments on partnerships, the tax treatment of premium and amortization and interest on defaulted bonds.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $37,369 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        29

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class C, and Class Y shares can bear different transfer agent and distribution expense rates.

2.   Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million; and 0.45% of the excess over $1 billion. For the year ended August 31, 2008, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. The Class A limitation is in effect through January 1, 2011 and the Class C limitation is in effect through January 1, 2009.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $2,600 in management fees, administrative costs and certain other services payable to PIM at August 31, 2008.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in "Due to Affiliates" reflected in the Statement of Assets and Liabilities is $3,229 in transfer agent fees payable from PIMSS at August 31, 2008.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees

30        Pioneer High Income Municipal Fund | Annual Report | 8/31/08
in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $2,501 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. There is no CDSC for Class Y shares. For the year ended August 31, 2008, CDSCs in the amount of $16,888 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2008, the Fund's expenses were reduced by $305 under such arrangements.

6.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

          Pioneer High Income Municipal Fund | Annual Report | 8/31/08        31

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
October 20, 2008


32    Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust V (the "Trust"), as noted below) follows:

---------------------------------------------------------------------------------------
                                                                             Broker
                         For                Withhold         Abstain         Non-Votes
---------------------------------------------------------------------------------------
Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.     3,405,267.390      55,065.192               0       0
  Daniel K. Kingsbury    3,405,267.390      55,065.192               0       0
  David R. Bock          3,405,267.390      55,065.192               0       0
  Mary K. Bush           3,405,267.390      55,065.192               0       0
  Benjamin M. Friedman   3,405,267.390      52,896.409       2,168.783       0
  Margaret B.W. Graham   3,405,267.390      55,065.192               0       0
  Thomas J. Perna        3,405,267.390      55,065.192               0       0
  Marguerite A. Piret    3,405,267.390      55,065.192               0       0
  Stephen K. West        3,405,267.390      55,065.192               0       0
  John Winthrop          3,405,267.390      55,065.192               0       0


-----------------------------------------------------------------------------------------
                                                                               Broker
                            For                Against          Abstain        Non-Votes
-----------------------------------------------------------------------------------------
Proposal 2 - To approve an
amendment to the
Declaration of Trust*       2,342,477.355      299,534.822      36,093.405     782,227.000


---------------------------------------------------------------------------------------------
                                                                                    Broker
                                 For                Against         Abstain         Non-Votes
---------------------------------------------------------------------------------------------
Proposal 3A - To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                            1,943,877.725      77,337.000      37,429.936      637,171.000
Proposal 3B - To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                     1,948,375.720      74,295.000      35,973.941      637,171.000
Proposal 3C - To approve
changes to the Fund's
fundamental investment
policy relating to lending       1,948,375.720      74,295.000      35,973.941      637,171.000
Proposal 3D - To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                1,954,705.720      67,965.000      35,973.941      637,171.000
Proposal 3E - To approve
changes to the Fund's
fundamental investment
policy relating to real estate   1,931,167.720      74,305.000      53,171.941      637,171.000

                Pioneer High Income Municipal Fund | Annual Report | 8/31/08
33

---------------------------------------------------------------------------------------------
                                                                                    Broker
                                 For               Against          Abstain         Non-Votes
---------------------------------------------------------------------------------------------
Proposal 3F - To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                      1,952,063.720      70,607.000      35,973.941      637,171.000
Proposal 3G - To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                    1,954,705.720      67,965.000      35,973.941      637,171.000
Proposal 3I - To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                      1,813,507.725     185,641.000      59,495.936      637,171.000


--------------------------------------------------------------------------------------
                                                                           Broker
                          For                Against       Abstain         Non-Votes
--------------------------------------------------------------------------------------
Proposal 4 - To approve
an Amended and Restated
Management Agreement
with PIM                  1,941,234.720      47,737.000    69,672.941      637,171.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined votes of all series of the Trust.


34    Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


              Pioneer High Income Municipal Fund | Annual Report | 8/31/08    35
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on October 16, 2006. They considered that the Fund's performance for the period from January 1, 2007 through June 30, 2007 was in the third quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by


36    Pioneer High Income Municipal Fund | Annual Report | 8/31/08
the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


              Pioneer High Income Municipal Fund | Annual Report | 8/31/08    37

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


38    Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


              Pioneer High Income Municipal Fund | Annual Report | 8/31/08    39

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation            Other Directorships
Name and Age                with the Fund            and Term of Office         During Past Five Years          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.        Deputy Chairman and a Director  None
                            Trustee and President    Serves until a successor   of Pioneer Global Asset
                                                     trustee is elected or      Management S.p.A. ("PGAM");
                                                     earlier retirement         Non-Executive Chairman and a
                                                     or removal.                Director of Pioneer Investment
                                                                                Management USA Inc.
                                                                                ("PIM-USA"); Chairman and a
                                                                                Director of Pioneer; Chairman
                                                                                and Director of Pioneer
                                                                                Institutional Asset Management,
                                                                                Inc. (since 2006); Director of
                                                                                Pioneer Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a Director of
                                                                                Pioneer Alternative Investment
                                                                                Management (Bermuda) Limited
                                                                                and affiliated funds; Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia) (until
                                                                                June 2006); Director of Nano-C,
                                                                                Inc. (since 2003); Director of
                                                                                Cole Management Inc. (since
                                                                                2004); Director of Fiduciary
                                                                                Counseling, Inc.; President and
                                                                                Director of Pioneer Funds
                                                                                Distributor, Inc. ("PFD")
                                                                                (until May 2006); President of
                                                                                all of the Pioneer Funds; and
                                                                                Of Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March        Director, CEO and President of  None
                            Vice President           2007. Serves until a       Pioneer Investment Management
                                                     successor trustee is       USA Inc. (since February 2007);
                                                     elected or earlier         Director and President of
                                                     retirement or removal.     Pioneer Investment Management,
                                                                                Inc. and Pioneer Institutional
                                                                                Asset Management, Inc. (since
                                                                                February 2007); Executive Vice
                                                                                President of all of the Pioneer
                                                                                Funds (since March 2007);
                                                                                Director of Pioneer Global
                                                                                Asset Management S.p.A. (since
                                                                                April 2007); Head of New
                                                                                Markets Division, Pioneer
                                                                                Global Asset Management S.p.A.
                                                                                (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


40  Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service            Principal Occupation            Other Directorships
Name and Age              with the Fund      and Term of Office           During Past Five Years          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)        Trustee            Trustee since 2005.          Executive Vice President and    Director of Enterprise
                                             Serves until a successor     Chief Financial Officer,        Community Investment, Inc.
                                             trustee is elected or        I-trax, Inc. (publicly traded   (privately-held affordable
                                             earlier retirement           health care services company)   housing finance company);
                                             or removal.                  (2004 - 2007); Partner,         and Director of New York
                                                                          Federal City Capital Advisors   Mortgage Trust (publicly
                                                                          (boutique merchant bank)        traded mortgage REIT)
                                                                          (1997 to 2004 and 2008 -
                                                                          present); and Executive Vice
                                                                          President and Chief Financial
                                                                          Officer, Pedestal Inc.
                                                                          (internet-based mortgage
                                                                          trading company) (2000 -
                                                                          2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)         Trustee            Trustee since 2005.          President, Bush                 Director of Marriott
                                             Serves until a successor     International, LLC              International, Inc.,
                                             trustee is elected or        (international financial        Director of Discover
                                             earlier retirement           advisory firm)                  Financial Services (credit
                                             or removal.                                                  card issuer and electronic
                                                                                                          payment services);
                                                                                                          Director of Briggs &
                                                                                                          Stratton Co. (engine
                                                                                                          manufacturer); Director of
                                                                                                          UAL Corporation (airline
                                                                                                          holding company); Director
                                                                                                          of Mantech International
                                                                                                          Corporation (national
                                                                                                          security, defense, and
                                                                                                          intelligence technology
                                                                                                          firm); and Member, Board
                                                                                                          of Governors, Investment
                                                                                                          Company Institute
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer High Income Municipal Fund | Annual Report | 8/31/08  41

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service            Principal Occupation            Other Directorships
Name and Age              with the Fund      and Term of Office           During Past Five Years          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64) Trustee            Trustee since May,           Professor, Harvard University   Trustee, Mellon
                                             2008. Serves until a                                         Institutional Funds
                                             successor trustee is                                         Investment Trust and
                                             elected or earlier                                           Mellon Institutional Funds
                                             retirement or removal.                                       Master Portfolio (oversees
                                                                                                          17 portfolios in fund
                                                                                                          complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61) Trustee            Trustee since 2005.          Founding Director,              None
                                             Serves until a successor     Vice-President and Corporate
                                             trustee is elected or        Secretary, The Winthrop
                                             earlier retirement           Group, Inc. (consulting
                                             or removal.                  firm); and Desautels Faculty
                                                                          of Management, McGill
                                                                          University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)      Trustee            Trustee since 2006.          Private investor (2004 -        Director of Quadriserv
                                             Serves until a successor     present); and Senior            Inc. (technology products
                                             trustee is elected or        Executive Vice President, The   for securities lending
                                             earlier retirement           Bank of New York (financial     industry)
                                             or removal.                  and securities services)
                                                                          (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)  Trustee            Trustee since 2005.          President and Chief Executive   Director of New America
                                             Serves until a successor     Officer, Newbury, Piret &       High Income Fund, Inc.
                                             trustee is elected or        Company, Inc. (investment       (closed-end investment
                                             earlier retirement           banking firm)                   company)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)      Trustee            Trustee since 2005.          Senior Counsel, Sullivan &      Director, The Swiss
                                             Serves until a successor     Cromwell LLP (law firm)         Helvetia Fund, Inc.
                                             trustee is elected or                                        (closed-end investment
                                             earlier retirement                                           company)
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

42  Pioneer High Income Municipal Fund | Annual Report | 8/31/08

Fund Officers


------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service            Principal Occupation            Other Directorships
Name and Age              with the Fund      and Term of Office           During Past Five Years          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)  Secretary          Since 2005. Serves           Secretary of PIM-USA; Senior    None
                                             at the discretion of         Vice President - Legal of
                                             the Board.                   Pioneer; Secretary/Clerk of
                                                                          most of PIM-USA's
                                                                          subsidiaries; and Secretary of
                                                                          all of the Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November 2000
                                                                          to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Assistant          Since 2005. Serves           Associate General Counsel of    None
(43)                      Secretary          at the discretion of         Pioneer since January 2008 and
                                             the Board.                   Assistant Secretary of all of
                                                                          the Pioneer Funds since
                                                                          September 2003; Vice President
                                                                          and Senior Counsel of Pioneer
                                                                          from July 2002 to December
                                                                          2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)      Treasurer          Since March 2008.            Vice President - Fund           None
                                             Serves at the discretion     Accounting, Administration and
                                             of the Board.                Controllership Services of
                                                                          Pioneer; and Treasurer of all
                                                                          of the Pioneer Funds since
                                                                          March 2008; Deputy Treasurer
                                                                          of Pioneer from March 2004 to
                                                                          February 2008; Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds from March 2004
                                                                          to February 2008; and
                                                                          Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset
                                                                          Management Services from 2002
                                                                          to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)     Assistant          Since 2005. Serves           Assistant Vice President -      None
                          Treasurer          at the discretion of         Fund Accounting,
                                             the Board.                   Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)        Assistant          Since 2005. Serves           Fund Accounting Manager - Fund  None
                          Treasurer          at the discretion of         Accounting, Administration and
                                             the Board.                   Controllership Services of
                                                                          Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer High Income Municipal Fund | Annual Report | 8/31/08  43

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service            Principal Occupation            Other Directorships
Name and Age              with the Fund      and Term of Office           During Past Five Years          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan    Assistant          Since 2005. Serves           Fund Administration Manager -   None
(34)                      Treasurer          at the discretion of         Fund Accounting,
                                             the Board.                   Administration and
                                                                          Controllership Services since
                                                                          June 2003 and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since September
                                                                          2003; Assistant Vice President
                                                                          - Mutual Fund Operations of
                                                                          State Street Corporation from
                                                                          June 2002 to June 2003
                                                                          (formerly Deutsche Bank Asset
                                                                          Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)    Chief Compliance   Since January 2007.          Chief Compliance Officer of     None
                          Officer            Serves at the discretion     Pioneer since December 2006
                                             of the Board.                and of all the Pioneer Funds
                                                                          since January 2007; Vice
                                                                          President and Compliance
                                                                          Officer, MFS Investment
                                                                          Management (August 2005 to
                                                                          December 2006); Consultant,
                                                                          Fidelity Investments (February
                                                                          2005 to July 2005);
                                                                          Independent Consultant (July
                                                                          1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------


44  Pioneer High Income Municipal Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------











                  Pioneer Oak Ridge
                  All Cap Growth Fund
--------------------------------------------------------------------------------
                  Annual Report | August 31, 2008
--------------------------------------------------------------------------------





                  Ticker Symbols:
                  Class A   ORACX
                  Class C   ORCCX
                  Class Y   ORAYX


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         21

Notes to Financial Statements                                                27

Report of Independent Registered Public Accounting Firm                      32

Approval of Investment Advisory Agreement                                    35

Trustees, Officers and Service Providers                                     39


            Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we


2    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


            Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    3

Portfolio Management Discussion | 8/31/08

In the following interview, Robert McVicker, Pioneer Oak Ridge All Cap Growth Fund's lead portfolio manager, discusses the factors that influenced performance during the annual period ended August 31, 2008.

Q How did the U.S. stock market perform during the past year ended August 31, 2008, and how did this affect the Fund?

A A litany of negative factors combined to dampen investor sentiment during the past year, leading to very poor performance for the U.S. stock market. The leading cause of the downturn was the ongoing fallout from the housing crisis, which led to a freezing of the credit markets and widespread concerns about the health of financial institutions' balance sheets. Stocks were also pressured by slowing economic growth and rising inflation, the combination of which pinched corporate profit margins and dampened the earnings outlook for U.S. companies. In this environment, financial, real estate, and consumer shares all performed poorly. At the same time, stocks with the greatest exposure to rising prices for oil and other commodities
   -- most notably those in the energy and materials sectors -- generally outperformed.

   In a reflection of the challenging market conditions, the Class A shares of the Fund returned -7.15% at net asset value during the 12-month period ended August 31, 2008, trailing the -6.56% return of its benchmark, the Russell 3000 Growth Index (the Russell Index), over the same period. Although the Fund underperformed in the short term, we believe it is well-positioned for the environment we see unfolding in the months ahead. This is discussed in greater detail below.

Q Where did the Fund deliver the best performance over the 12 months ended August 31, 2008?

A Although the Fund underperformed, there were a number of areas in which we added substantial value to its portfolio. Foremost among these areas was the energy sector, a group that surged during the first nine months of the period, only to endure a significant correction thereafter. Still, the Fund's positions in Southwestern Energy, XTO Energy, and the energy services company Schlumberger, all made contributions to the Fund's performance during the full period.

   Despite the downturn in energy near the end of the 12-month period, we remain positive on the longer-term outlook for the sector. As the economies of the developing world mature, the demand for energy continues to increase at a faster rate than the growth in available supply. The result, in


4    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
   our view, is that the recent correction in the energy sector has created bargains for those with a long-term investment horizon. For example, we increased the Fund's position of shares in Schlumberger when it fell about 20% off its 2008 high. Energy companies have been buying up land at a rapid pace in recent years, and the need to explore and drill these properties, in our opinion, should lead to a steady increase in the demand for the types of services provided by Schlumberger. We also used the downturn in energy stocks to initiate a small position for the Fund in Petrohawk Energy, a smaller exploration and production company whose shares fell to the $27 range in mid-August, after trading at near $55 a month earlier. We believe Petrohawk's properties in the Haynesville Shale area of northwestern Louisiana have tremendous upside potential. Thus, the sharp sell-off in the stock's price presented an attractive opportunity for us to establish a position for the Fund.

   Overall, we have been focusing on companies that we believe have favorable prospects for superior growth in earnings, production, and proven reserves. We believe this puts the Fund in a strong position to outperform the energy sector over the longer term, regardless of shorter-term fluctuations in the price of oil and natural gas.

Q In what other sectors did you add value to the Fund's portfolio during the 12-month period?

A We are pleased to report that at a time when financial stocks registered exceptionally poor performance, the Fund avoided the worst of the downturn because of management's decision to avoid investments in bank and brokerage stocks. Our approach has been to focus the Fund's resources on the "haves" in the sector -- companies with stable earnings, strong balance sheets, and no exposure to the mortgage crisis -- and to avoid the "have-nots." This strategy led us to invest the Fund in companies such as Charles Schwab and Affiliated Managers Group, both of which benefit from recurring fee income and have maintained their financial strength throughout the turmoil of the past year.

   The Fund's underweight in the materials sector also added value as the fiscal year progressed. During the first half of the period, the Fund's performance was hurt by the fact that the portfolio did not own any of the cyclical materials companies that were among the market's leaders, such as those in the steel, coal, and farming sectors. Such companies tend to have volatile earnings results, which does not fit our preference for stable growers. Once these stocks began to correct during the second half of the period, the Fund's lack of investment in this area became a positive factor in its performance.


            Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    5

   Finally, we added value to the Fund during the period in the health care sector, via an emphasis on biotechnology stocks and a corresponding underweight in large pharmaceutical companies. The latter group is beset by drug patent expirations and weak pipelines of new drugs, reducing the reliability of earnings. The opposite is true in biotech, yet many stocks have traded at extremely attractive valuation levels in recent years. This led us to invest the Fund in biotech stocks such as Genentech, Celgene, and Gilead Sciences, all of which performed well during the past year.

Q What were some areas in which the Fund underperformed during the 12-month period?

A The Fund's worst area was the consumer discretionary sector, the segment of the market most affected by consumers' need to reduce spending at a time of slower economic growth and rising prices for staples such as food and gasoline. The Fund's two worst performers included one of its long-term winners, Marriott, as well as a newer holding, Abercrombie & Fitch. Marriott was hurt as both consumers and businesses cut back on travel at a time when rising fuel costs have made travelling a more expensive proposition. Abercrombie, meanwhile, was a stock added to the portfolio earlier in 2008 based on the company's strong earnings growth, capable management, and exposure to the typically recession-resistant teen demographic. The stock has proven less resilient than we expected, however, due to higher than expected expenditures and disappointing same-store sales results. Believing that our original investment thesis was no longer valid, we elected to sell the position from the Fund.

   The technology sector was also a source of underperformance for the Fund. Here, investor fears about slowing economic growth caused a number of large-cap tech stocks to lose substantial ground, despite their solid fundamentals. Most notable among that group were Google, Apple, Microsoft, Intel, Hewlett Packard, and Cisco Systems. We believed all of these classic growth leaders represented compelling investments at the time we added them to the Fund, and we think this remains all the more true following their poor performance so far in 2008. In fact, Microsoft, Intel, Cisco and Hewlett Packard have been trading at less than the market price-to-earnings (P/E) ratio despite their superior earnings prospects.

Q  What is your broader view on the U.S. stock market?

A We don't believe in market timing. Rather, we believe it is impossible to predict consistently the direction of the stock market. Throughout history, and on several occasions this year, many apparent market bottoms have instead turned into trap doors. Nevertheless, we feel the market will eventually bottom and stocks will be poised to move higher. While stocks may remain under near-term pressure due to the uncertainty regarding economic growth and the health of financial companies, the downturn of the past year


6    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
   has created a wealth of opportunities for long-term investors. In fact, many quality growth stocks have fallen to valuations where their P/E ratios are near their long-term growth rates, a measure that we use to help identify attractive growth stock opportunities for the Fund. With this as background, we have used the market volatility of the past 12 months to add new positions to the Fund and to increase its weighting in stocks whose valuations have fallen despite their strong underlying fundamentals.

   Overall, our focus continues to be on companies with strong fundamentals that have proven their ability to grow earnings despite the challenging economic environment. Current stock valuations have only strengthened our conviction about the favorable/risk reward profile of the portfolio, and we remain optimistic about the long-term outlook for the Fund.


Please refer to the Schedule of Investments on pages 15-20 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


            Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    7

Portfolio Summary | 8/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                      95.0%
Depositary Receipts for International Stocks                             2.0%
Temporary Cash Investment                                                3.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                  28.9%
Health Care                                                             18.4%
Industrials                                                             13.7%
Energy                                                                  10.5%
Consumer Staples                                                         9.0%
Consumer Discretionary                                                   8.0%
Financials                                                               6.6%
Materials                                                                4.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

 1.  Qualcomm, Inc.                                                     3.49%
 2.  Southwestern Energy Co.                                            3.27
 3.  Thermo Fisher Scientific, Inc.                                     2.89
 4.  Procter & Gamble Co.                                               2.85
 5.  Cisco Systems, Inc.                                                2.84
 6.  Google, Inc.                                                       2.75
 7.  Apple, Inc.                                                        2.70
 8.  Waste Connections, Inc.                                            2.69
 9.  Danaher Corp.                                                      2.59
10.  Church & Dwight Co., Inc.                                          2.50

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Prices and Distributions | 8/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

     Class         8/31/08          8/31/07
       A           $ 10.39          $ 11.19
-----------------------------------------------
       C           $ 10.22          $ 11.11
-----------------------------------------------
       Y           $ 10.42          $ 11.19
-----------------------------------------------

Distributions Per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
       A              $ --                $ --              $ --
-------------------------------------------------------------------------
       C              $ --                $ --              $ --
-------------------------------------------------------------------------
       Y              $ --                $ --              $ --
-------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 3000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-12.


            Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    9

Performance Update | 8/31/08                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund at public offering price, compared to that of the Russell 3000 Growth Index.

Average Annual Total Returns
(As of August 31, 2008)
-------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
-------------------------------------------------------------------------
Life-of-Class
(10/16/06)                                 2.06%          -1.11%
1 Year                                    -7.15          -12.47
-------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
-------------------------------------------------------------------------
                                          Gross           Net
-------------------------------------------------------------------------
                                           8.72%           1.25%
-------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Oak Ridge           Russell 3000
          All Cap Growth Fund          Growth Index
10/06           $ 9425                    $10000
                $10507                    $11048
8/08            $ 9756                    $10323

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund, compared to that of the Russell 3000 Growth Index.


Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------
                                          If          If
Period                                    Held        Redeemed
------------------------------------------------------------------
Life-of-Class
(10/16/06)                                 1.17%       1.17%
1 Year                                    -8.01       -8.01
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
------------------------------------------------------------------
                                          Gross       Net
------------------------------------------------------------------
                                           9.61%       2.15%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Oak Ridge           Russell 3000
          All Cap Growth Fund          Growth Index
10/06           $10000                    $10000
                $11066                    $11048
8/08            $10179                    $10323

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    11

Performance Update | 8/31/08                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund, compared to that of the Russell 3000 Growth Index.

Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------
                                          If          If
Period                                    Held        Redeemed
------------------------------------------------------------------
Life-of-Class
(10/16/06)                                 2.22%       2.22%
1 Year                                    -6.88       -6.88
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
------------------------------------------------------------------
                                          Gross       Net
------------------------------------------------------------------
                                           8.41%       0.95%
------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Oak Ridge           Russell 3000
          All Cap Growth Fund          Growth Index
10/06           $10000                    $10000
                $11168                    $11048
8/08            $10399                    $10323

Call 1-800-225-6292 or www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge All Cap Growth Fund

Based on actual returns from March 1, 2008 through August 31, 2008.

Share Class                   A                C                Y
Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/1/08
----------------------------------------------------------------------
Ending Account           $ 1,006.72       $ 1,000.98       $ 1,007.79
Value on 8/31/08
----------------------------------------------------------------------
Expenses Paid            $     6.31       $    10.81       $     5.20
During Period*
----------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2,15%, and 1.03%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge All Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2008 through August 31, 2008.

Share Class                   A                C                Y
Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/1/08
----------------------------------------------------------------------
Ending Account           $ 1,018.85       $ 1,014.33       $ 1,019.96
Value on 8/31/08
----------------------------------------------------------------------
Expenses Paid            $     6.34       $    10.89       $     5.23
During Period*
----------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 1.03%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Schedule of Investments | 8/31/08


 Shares                                                      Value
             COMMON STOCKS -- 94.9%
             ENERGY -- 9.9%
             Oil & Gas Equipment & Services -- 2.2%
   1,610     Schlumberger, Ltd.                              $  151,694
-----------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 7.7%
   3,125     Denbury Resources, Inc.*                        $   77,781
   2,550     Petrohawk Energy Corp.*                             88,256
   5,585     Southwestern Energy Co.*                           214,296
   3,072     XTO Energy, Inc.                                   154,860
                                                             ----------
                                                             $  535,193
                                                             ----------
             Total Energy                                    $  686,887
-----------------------------------------------------------------------
             MATERIALS -- 4.6%
             Fertilizers & Agricultural Chemicals -- 0.9%
     570     Monsanto Co.*                                   $   65,123
-----------------------------------------------------------------------
             Industrial Gases -- 2.2%
   2,535     Airgas, Inc.                                    $  150,173
-----------------------------------------------------------------------
             Specialty Chemicals -- 1.5%
   2,290     Ecolab, Inc.                                    $  104,745
                                                             ----------
             Total Materials                                 $  320,041
-----------------------------------------------------------------------
             CAPITAL GOODS -- 7.3%
             Aerospace & Defense -- 3.1%
     970     Precision Castparts Corp.                       $  100,162
   1,880     Raytheon Co.                                       112,781
                                                             ----------
                                                             $  212,943
-----------------------------------------------------------------------
             Industrial Machinery -- 4.2%
   2,080     Danaher Corp.                                   $  169,666
   3,240     Idex Corp.                                         120,107
                                                             ----------
                                                             $  289,773
                                                             ----------
             Total Capital Goods                             $  502,716
-----------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 4.2%
             Environmental & Facilities Services -- 4.2%
   1,900     Stericycle, Inc.*                               $  112,670
   4,855     Waste Connections, Inc.*                           176,285
                                                             ----------
                                                             $  288,955
                                                             ----------
             Total Commercial Services & Supplies            $  288,955
-----------------------------------------------------------------------
             TRANSPORTATION -- 1.6%
             Railroads -- 1.6%
   2,085     Kansas City Southern Industries, Inc.*          $  107,232
                                                             ----------
             Total Transportation                            $  107,232
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    15

 Shares                                                      Value
             AUTOMOBILES & COMPONENTS -- 1.6%
             Auto Parts & Equipment -- 1.6%
   3,600     Johnson Controls, Inc.                          $  111,312
                                                             ----------
             Total Automobiles & Components                  $  111,312
-----------------------------------------------------------------------
             MEDIA -- 1.0%
             Movies & Entertainment -- 1.0%
   4,870     News Corp, Inc.                                 $   68,959
                                                             ----------
             Total Media                                     $   68,959
-----------------------------------------------------------------------
             RETAILING -- 4.9%
             Computer & Electronics Retail -- 1.5%
   2,440     Gamestop Corp.*                                 $  107,043
-----------------------------------------------------------------------
             General Merchandise Stores -- 1.3%
   1,740     Target Corp.                                    $   92,255
-----------------------------------------------------------------------
             Specialty Stores -- 2.1%
   5,875     Staples, Inc.                                   $  142,175
                                                             ----------
             Total Retailing                                 $  341,473
-----------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 3.5%
             Distillers & Vintners -- 1.4%
   1,620     Central Euro Distribution Corp.*                $   93,458
-----------------------------------------------------------------------
             Soft Drinks -- 2.1%
   2,165     PepsiCo, Inc.                                   $  148,259
                                                             ----------
             Total Food, Beverage & Tobacco                  $  241,717
-----------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 5.1%
             Household Products -- 5.1%
   2,625     Church & Dwight Co., Inc. (b)                   $  164,063
   2,680     Procter & Gamble Co.*                              186,984
                                                             ----------
                                                             $  351,047
                                                             ----------
             Total Household & Personal Products             $  351,047
-----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
             Health Care Distributors -- 1.7%
   2,040     Henry Schein, Inc.*                             $  119,299
-----------------------------------------------------------------------
             Health Care Equipment -- 0.9%
   2,935     Hologic, Inc.* (b)                              $   62,281
-----------------------------------------------------------------------
             Health Care Services -- 2.0%
   2,310     American Healthways, Inc.*                      $   44,006
   2,770     HealthExtras, Inc.*                                 90,302
                                                             ----------
                                                             $  134,308
                                                             ----------
             Total Health Care Equipment & Services          $  315,888
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

 Shares                                                      Value
             PHARMACEUTICALS & BIOTECHNOLOGY -- 12.9%
             Biotechnology -- 6.0%
   1,925     Celgene Corp.*                                  $  133,403
   1,460     Genentech, Inc.*                                   144,175
   2,635     Gilead Sciences, Inc.*                             138,812
                                                             ----------
                                                             $  416,390
-----------------------------------------------------------------------
             Life Sciences Tools & Services -- 2.8%
   3,130     Thermo Fisher Scientific, Inc.*                 $  189,553
-----------------------------------------------------------------------
             Pharmaceuticals -- 4.1%
   2,625     Abbott Laboratories                             $  150,754
   2,415     Allergan, Inc.                                     134,926
                                                             ----------
                                                             $  285,680
                                                             ----------
             Total Pharmaceuticals & Biotechnology           $  891,623
-----------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 4.4%
             Asset Management & Custody Banks -- 1.3%
     965     Affiliated Managers Group, Inc.*                $   91,887
-----------------------------------------------------------------------
             Investment Banking & Brokerage -- 2.0%
   5,680     Charles Schwab Corp.                            $  136,263
-----------------------------------------------------------------------
             Specialized Finance -- 1.1%
     865     IntercontinentalExchange, Inc.*                 $   76,146
                                                             ----------
             Total Diversified Financials                    $  304,296
-----------------------------------------------------------------------
             INSURANCE -- 1.9%
             Life & Health Insurance -- 1.9%
   2,290     Aflac, Inc.                                     $  129,843
                                                             ----------
             Total Insurance                                 $  129,843
-----------------------------------------------------------------------
             SOFTWARE & SERVICES -- 13.6%
             Application Software -- 6.3%
   3,330     Adobe Systems, Inc.*                            $  142,624
   3,450     Ansys, Inc.*                                       153,008
   2,435     Sap AG (A.D.R.)*                                   136,555
                                                             ----------
                                                             $  432,187
-----------------------------------------------------------------------
             Data Processing & Outsourced Services -- 2.9%
   1,875     Alliance Data Systems Corp.*                    $  120,450
   1,070     Visam, Inc.                                         81,213
                                                             ----------
                                                             $  201,663
-----------------------------------------------------------------------
             Internet Software & Services -- 2.6%
     390     Google, Inc.*                                   $  180,683
-----------------------------------------------------------------------
             Systems Software -- 1.8%
   4,565     Microsoft Corp.                                 $  124,579
                                                             ----------
             Total Software & Services                       $  939,112
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    17

 Shares                                                      Value
             TECHNOLOGY HARDWARE & EQUIPMENT -- 11.5%
             Communications Equipment -- 7.1%
   7,755     Cisco Systems, Inc.*                            $  186,508
   3,770     Corning, Inc.                                       77,436
   4,345     Qualcomm, Inc.                                     228,764
                                                             ----------
                                                             $  492,708
-----------------------------------------------------------------------
             Computer Hardware -- 4.4%
   1,045     Apple, Inc.*                                    $  177,159
   2,715     Hewlett-Packard Co.                                127,388
                                                             ----------
                                                             $  304,547
                                                             ----------
             Total Technology Hardware & Equipment           $  797,255
-----------------------------------------------------------------------
             SEMICONDUCTORS -- 2.3%
   2,125     Hittite Microwave Corp.*                        $   75,204
   3,500     Texas Instruments, Inc.                             85,780
                                                             ----------
             Total Semiconductors                            $  160,984
-----------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $6,599,458)                               $6,559,340
-----------------------------------------------------------------------
Principal
Amount
             TEMPORARY CASH INVESTMENT -- 2.9%
             Securities Lending Collateral -- 2.9% (c)
             Certificates of Deposit:
 $ 2,844     Citibank, 2.73%, 10/30/08                       $    2,844
   2,844     Abbey National Plc, 3.15%, 08/13/2009                2,844
   2,846     Banco Santander NY, 3.09%, 12/22/08                  2,846
   2,843     Bank of Nova Scotia, 3.18%, 5/05/09                  2,843
   1,023     Bank of Scotland NY, 2.89%, 11/4/08                  1,023
   4,541     Bank of Scotland NY, 3.03%, 9/26/08                  4,541
   5,119     Barclays Bank, 3.18%, 5/27/09                        5,119
   5,688     BNP Paribas NY, 2.72% 11/3/2008                      5,688
   2,389     Calyon NY, 2.64%, 9/29/08                            2,389
     568     Calyon NY, 2.69%, 01/16/09                             568
     335     Calyon NY, 2.69%, 01/16/09                             335
   2,109     Dexia Bank NY, 3.37%, 09/29/08                       2,109
   5,119     DNB NOR Bank ASA NY, 2.90%, 6/8/09                   5,119
     244     Fortis, 3.11%, 09/30/08                                245
   5,210     Intesa SanPaolo S.p.A., 2.72%, 5/22/09               5,210
     329     NORDEA NY, 2.72%, 4/9/09                               329
     273     NORDEA NY, 2.73%, 12/01/08                             273
   2,844     Royal Bank of Canada NY, 2.6%, 9/5/08                2,844
   4,266     Royal Bank of Canada NY, 3.0%, 8/7/09                4,266
   1,707     Bank of Scotland NY, 2.96%, 11/3/08                  1,707

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Principal
Amount                                                       Value
             Certificates of Deposit -- (continued):
 $   330     Skandinavian Enskilda Bank NY, 3.18%, 09/22/08  $      330
     568     Skandinavian Enskilda Bank NY, 3.06% 02/13/09          568
   5,119     Svenska Bank NY, 2.70%, 7/08/09                      5,120
   3,584     Toronto Dominion Bank NY, 2.77%, 9/5/08              3,584
   1,706     Toronto Dominion Bank NY, 2.75%, 11/5/08             1,707
   2,844     Wachovia, 3.62%,10/28/08                             2,844
                                                             ----------
                                                             $   67,295
-----------------------------------------------------------------------
             Commercial Paper:
   5,688     CBA, 3.02%, 7/16/09                             $    5,688
     566     Dexdel, 2.70%, 11/10/2008                              566
   5,647     JP Morgan Chase & Co., 1.42%,12/3/2008               5,647
     566     Met Life, Inc., 2.70%, 11/3/2008                       566
   5,688     HSBC Securities, Inc., 2.88%, 9/29/08                5,688
   5,586     Honda Finance Corp., 2.92%, 7/14/09                  5,586
   2,835     Royal Bank of Scotland, 2.66%, 10/14/08              2,835
   1,706     John Deere Capital Corp., 2.78%, 12/12/2008          1,706
   5,688     Monumental Global Funding, Ltd., 3.24%, 08/17/09     5,688
   5,119     New York Life Global, 2.98%, 09/04/2009              5,120
   5,688     Societe Generale, 3.29%, 09/04/09                    5,688
     541     Bank Bovespa NY, 2.79%, 3/12/09                        542
   2,559     General Electric Capital Corp., 2.77%, 1/5/09        2,559
   2,843     General Electric Capital Corp., 2.82%, 3/16/09       2,843
   2,844     CME Group, Inc., 3.00%, 8/6/09                       2,844
   1,052     IBM, 3.18%, 2/13/09                                  1,052
   2,844     IBM, 3.18%, 6/26/09                                  2,844
   5,119     Met Life Global Funding, 3.16%, 6/12/09              5,120
   5,688     U.S. Bank, 2.912%, 08/24/09                          5,688
     568     Wachovia Corp., 2.85%,10/28/08                         568
   4,835     WestPac, 3.18%, 6/1/09                               4,835
                                                             ----------
                                                             $   73,673
-----------------------------------------------------------------------

 Shares
             Mutual Funds:
   4,266     AIM Short Term Investment Trust, 2.47%          $    4,266
   4,266     Dreyfus Preferred Money Market Fund, 3.18%           4,266
                                                             ----------
                                                             $    8,532
-----------------------------------------------------------------------
             Tri-party Repurchase Agreements:
  17,065     ABN Amro, 2.11%, 9/2/08                         $   17,065
   2,135     Barclays Capital Markets, 2.11%, 9/2/08              2,135
   1,296     Deutsche Bank, 2.11%, 9/2/08                         1,296
  20,023     Lehman Brothers, 2.11%, 9/2/08                      20,023
                                                             ----------
                                                             $   40,519
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    19

Principal
Amount                                                     Value
             Time Deposit:
 $ 8,532     SunTrust Banks, Inc., 1.875%, 9/2/08            $    8,532
-----------------------------------------------------------------------
             Other:
     848     ABS CFAT 2008-A A1, 3.005%, 4/27/09             $      849
                                                             ----------
             Total Securities Lending Collateral             $  199,400
-----------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $199,400)                                 $  199,400
-----------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 97.8%
             (Cost $6,798,858) (a)                           $6,758,740
-----------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 2.2%            $  154,676
-----------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                      $6,913,416
=======================================================================

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

(a) At August 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $6,831,317 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                               $ 380,079
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                                 452,656
                                                                                       ---------
         Net unrealized loss                                                           $ (72,577)
                                                                                       =========

(b)      At August 31, 2008, the following securities were out on loan:


 Shares        Description                   Value
  2,600        Church & Dwight Co., Inc.     $162,500
  1,500        Hologic, Inc.                   31,830
-----------------------------------------------------
               Total                         $194,330
=====================================================

(c)      Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $6,531,565 and $1,439,451, respectively.


The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Statement of Assets and Liabilities | 8/31/08


ASSETS:
  Investment in securities (including securities loaned
   of $194,330) (cost $6,798,858)                           $6,758,740
  Cash                                                         355,625
  Receivables --
   Fund shares sold                                             39,448
   Dividends                                                     2,936
   Due from Pioneer Investment Management, Inc.                 10,949
  Other                                                          4,652
----------------------------------------------------------------------
     Total assets                                           $7,172,350
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Upon return of securities loaned                         $  199,400
  Due to affiliates                                              2,190
  Accrued expenses                                              57,344
----------------------------------------------------------------------
     Total liabilities                                      $  258,934
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                           $7,170,898
  Accumulated net realized loss on investments                (217,364)
  Net unrealized loss on investments                           (40,118)
----------------------------------------------------------------------
     Total net assets                                       $6,913,416
======================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $5,411,538/520,931 shares)              $    10.39
  Class C (based on $1,154,500/112,920 shares)              $    10.22
  Class Y (based on $347,378/33,333 shares)                 $    10.42
MAXIMUM OFFERING PRICE:
  Class A ($10.39 [divided by] 94.25%)                      $    11.02
======================================================================


The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    21

Statement of Operations

For the Year Ended 8/31/08


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $307)         $29,276
  Interest                                                   11,278
  Income from securities loaned, net                            495
------------------------------------------------------------------------------------
     Total investment income                                              $   41,049
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $34,396
  Transfer agent fees and expenses
   Class A                                                    7,123
   Class C                                                    2,067
   Class Y                                                      681
  Distribution fees
   Class A                                                    8,250
   Class C                                                    8,760
  Administrative fees                                         1,032
  Custodian fees                                             47,444
  Registration fees                                          40,047
  Professional fees                                          47,849
  Printing expense                                           18,994
  Fees and expenses of nonaffiliated trustees                 7,218
  Miscellaneous                                               1,570
------------------------------------------------------------------------------------
     Total expenses                                                       $  225,431
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                          (160,990)
     Less fees paid indirectly                                                  (207)
------------------------------------------------------------------------------------
     Net expenses                                                         $   64,234
------------------------------------------------------------------------------------
       Net investment loss                                                $  (23,185)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $ (206,331)
------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                            $ (220,205)
------------------------------------------------------------------------------------
  Net loss on investments                                                 $ (426,536)
------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $ (449,721)
====================================================================================


The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Statement of Changes in Net Assets

For the Year Ended 8/31/08 and the Period from 10/17/06
(Commencement of Operations) to 8/31/07


                                                           Year Ended        10/17/06
                                                           8/31/08           to 8/31/07
FROM OPERATIONS:
Net investment loss                                        $  (23,185)       $   (7,187)
Net realized loss on investments                             (206,331)           (5,284)
Change in net unrealized gain (loss) on investments          (220,205)          180,087
---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ (449,721)       $  167,616
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $6,424,890        $1,129,905
Cost of shares repurchased                                 (1,125,679)         (233,595)
---------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                    $5,299,211        $  896,310
---------------------------------------------------------------------------------------
   Net increase in net assets                              $4,849,490        $1,063,926
NET ASSETS:
Beginning of year                                           2,063,926         1,000,000
---------------------------------------------------------------------------------------
End of year                                                $6,913,416        $2,063,926
---------------------------------------------------------------------------------------
Accumulated net investment loss                            $       --        $       --
---------------------------------------------------------------------------------------


                                 '08 Shares       '08 Amount       '07 Shares       '07 Amount
Class A*
Shares sold                        514,703       $5,625,809           68,773       $  734,945
Less shares repurchased            (88,738)        (933,947)          (7,140)         (77,562)
---------------------------------------------------------------------------------------------
   Net increase                    425,965       $4,691,862           61,633       $  657,383
=============================================================================================
Class C*
Shares sold                         74,221       $  794,781           36,449       $  384,800
Less shares repurchased            (16,948)        (177,017)         (14,135)        (156,033)
---------------------------------------------------------------------------------------------
   Net increase                     57,273       $  617,764           22,314       $  228,767
=============================================================================================
Class Y*
Shares sold                            422       $    4,300              887       $   10,160
Less shares repurchased             (1,309)         (14,715)              --               --
---------------------------------------------------------------------------------------------
   Net increase (decrease)            (887)      $  (10,415)             887       $   10,160
=============================================================================================
* Class A, Class C, and Class Y shares were first publicly offered on
  October 17, 2006.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    23

Financial Highlights


                                                                      Year
                                                                      Ended           10/17/06 (a)
                                                                      8/31/08         to 8/31/07
 Class A
 Net asset value, beginning of period                                 $  11.19        $  10.00
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                 $  (0.02)       $  (0.01)
  Net realized and unrealized gain (loss) on investments                 (0.78)           1.20
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                      $  (0.80)       $   1.19
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $  10.39        $  11.19
==================================================================================================
 Total return*                                                           (7.15)%         11.90%(b)
 Ratio of net expenses to average net assets+                             1.25%           1.25%**
 Ratio of net investment loss to average net assets+                     (0.36)%         (0.22)%**
 Portfolio turnover rate                                                    34%             41%(b)
 Net assets, end of period (in thousands)                             $  5,412        $  1,063
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                            4.72%           8.72%**
  Net investment loss                                                    (3.83)%         (7.69)%**
 Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                            1.25%           1.25%**
  Net investment loss                                                    (0.36)%         (0.22)%**
==================================================================================================

(a) Class A shares were first publicly offered on October 17, 2006.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

                                                                      Year Ended      10/17/06 (a)
                                                                      8/31/08         to 8/31/07
 Class C
 Net asset value, beginning of period                                  $  11.11       $  10.00
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                  $  (0.10)      $  (0.09)
  Net realized and unrealized gain (loss) on investments                  (0.79)          1.20
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                       $  (0.89)      $   1.11
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $  10.22       $  11.11
==================================================================================================
 Total return*                                                            (8.01)%        11.10%(b)
 Ratio of net expenses to average net assets+                              2.16%          2.15%**
 Ratio of net investment loss to average net assets+                      (1.24)%        (1.13)%**
 Portfolio turnover rate                                                     34%            41%(b)
 Net assets, end of period (in thousands)                              $  1,155       $    618
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                             5.72%          9.61%**
  Net investment loss                                                     (4.80)%        (8.59)%**
 Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                             2.15%          2.15%* *
  Net investment loss                                                     (1.23)%        (1.13)%**
==================================================================================================

(a) Class C shares were first publicly offered on October 17, 2006.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    25

                                                                      Year Ended      10/17/06 (a)
                                                                      8/31/08         to 8/31/07
 Class Y
 Net asset value, beginning of period                                  $  11.19       $  10.00
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                  $  (0.01)      $  (0.02)
  Net realized and unrealized gain (loss) on investments                  (0.76)          1.21
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                       $  (0.77)      $   1.19
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $  10.42       $  11.19
==================================================================================================
 Total return*                                                            (6.88)%        11.90%(b)
 Ratio of net expenses to average net assets+                              1.03%          1.25%**
 Ratio of net investment loss to average net assets+                      (0.12)%        (0.25)%**
 Portfolio turnover rate                                                     34%            41%(b)
 Net assets, end of period (in thousands)                              $    347       $    383
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction of fees paid indirectly:
  Net expenses                                                             4.76%          8.41%**
  Net investment loss                                                     (3.85)%        (7.41)%**
 Ratios with waiver of fees and assumption of expenses by PIM and reduction of fees paid indirectly:
  Net expenses                                                             1.03%          1.25%**
  Net investment loss                                                     (0.12)%        (0.25)%**
==================================================================================================

(a) Class Y shares were first publicly offered on October 17, 2006.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Notes to Financial Statements | 8/31/08

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge All Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is capital appreciation.

The Fund offers three classes of shares -- Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on October 17, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    27
   date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At August 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax provisions filed thus far are open (subject to examination by tax authorities).

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2008, The fund had a net capital loss carryforward of $4,469, which will expire in 2016 if not utilized.

   The Fund has elected to defer $180,436 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.

   At August 31, 2008, the Fund has reclassified $23,185 to decrease accumulated net investment loss and $23,185 to decrease paid-in capital, to reflect


28    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
   permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   There were no distributions paid during the years ended August 31, 2008 and August 31, 2007.

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:


                                                                           2008
   Distributable earnings:
   Capital loss carryforward                                         $   (4,469)
   Current year post October loss deferred                             (180,436)
   Unrealized depreciation                                              (72,577)
-------------------------------------------------------------------------------
      Total                                                          $ (257,482)
===============================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $4,927 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class C, and Class Y shares bear different transfer agent and distribution expense rates.


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    29

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The fund invests cash collateral in cash equivalent investments. Security lending collateral is managed by Credit Suisse, Inc.


2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million; and 0.70% on assets over $500 million. The management fees were equivalent to 0.75% of the average daily net assets for the year ended August 31, 2008.

Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25% and 2.15% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through January 1, 2011 for Class A shares and through January 1, 2009 for Class C shares. Effective January 1, 2008, Pioneer has contractually agreed to limit Class Y expenses to 0.95% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through January 1, 2009.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $436 in management fees, administrative costs, and certain other services payable to PIM at August 31, 2008.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,548 in transfer agent fees payable to PIMSS at August 31, 2008.


30    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

4. Distribution Plans

The Fund adopted a Plan of Distribution for Class A and Class C shares (Class A Plan, and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $206 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2008, CDSCs in the amount of $34 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2008, the Fund's expenses were reduced by $207 under such arrangements.


6. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    31

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Oakridge All Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oakridge All Cap Growth Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V) as of August 31, 2008, including the schedule of investments, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oakridge All Cap Growth Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 20, 2008

32    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust V (the "Trust"), as noted below) follows:


                                                                                              Broker
                                  For                    Withhold         Abstain             Non-Votes
 Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.              3,405,267.390           55,065.192            0.000               0.000
  Daniel K. Kingsbury             3,405,267.390           55,065.192            0.000               0.000
  David R. Bock                   3,405,267.390           55,065.192            0.000               0.000
  Mary K. Bush                    3,405,267.390           55,065.192            0.000               0.000
  Benjamin M. Friedman            3,405,267.390           52,896.409        2,168.783               0.000
  Margaret B.W. Graham            3,405,267.390           55,065.192            0.000               0.000
  Thomas J. Perna                 3,405,267.390           55,065.192            0.000               0.000
  Marguerite A. Piret             3,405,267.390           55,065.192            0.000               0.000
  Stephen K. West                 3,405,267.390           55,065.192            0.000               0.000
  John Winthrop                   3,405,267.390           55,065.192            0.000               0.000

                                                                                              Broker
                                  For                    Against          Abstain             Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust*            2,342,477.355          299,534.822      36,093.405          782,227.000


                                                                                              Broker
                                   For                   Against          Abstain             Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                              206,546.180            1,466.800       4,154.464           92,980.000
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                       206,546.180            1,466.800       4,154.464           92,980.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending         206,546.180            1,466.800       4,154.464           92,980.000
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                  206,546.180            1,466.800       4,154.464           92,980.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate     206,546.180            1,466.800       4,154.464           92,980.000

              Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
33

                                                                                              Broker
                                  For                    Against          Abstain             Non-Votes
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                        208,012.976                0.004       4,154.464           92,980.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                      206,546.180            1,466.800       4,154.464           92,980.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification                    208,012.976                0.004       4,154.464           92,980.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                        206,546.180            1,466.800       4,154.464           92,980.000


                                                                                              Broker
                                  For                    Against          Abstain             Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                           205,224.473            2,788.507       4,154.464           92,980.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined votes of all series of the Trust.


34    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    35
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on October 16, 2006. They considered that the Fund's performance for the period from January 1, 2007 through June 30, 2007 was in the third quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by


36    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    37

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


38    Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


           Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08    39

Interested Trustees

                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.










---------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.



---------------------------------------------------------------------------------

                                                                                               Other Directorships Held
 Name and Age               Principal Occupation During Past Five Years                        by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-        None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Direc-
                            tor of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
-------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management       None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


40  Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Independent Trustees

                            Position Held    Length of Service
 Name and Age               with the Fund    and Term of Office
David R. Bock (64)          Trustee          Trustee since 2005.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.


-------------------------------------------------------------------------
Mary K. Bush (60)           Trustee          Trustee since 2005.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.










-------------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee          Trustee since May,
                                             2008. Serves until a
                                             successor trustee is
                                             elected or earlier retire-
                                             ment or removal.
-------------------------------------------------------------------------

                                                                                                 Other Directorships Held
 Name and Age               Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (64)          Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                            (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                            Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                            (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                            dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                            mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                                 traded mortgage REIT)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)           President, Bush International, LLC (international financial          Director of Marriott Interna-
                            advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                                 cover Financial Services
                                                                                                 (credit card issuer and elec-
                                                                                                 tronic payment services);
                                                                                                 Director of Briggs & Stratton
                                                                                                 Co. (engine manufacturer);
                                                                                                 Director of UAL Corporation
                                                                                                 (airline holding company);
                                                                                                 Director of Mantech Interna-
                                                                                                 tional Corporation (national
                                                                                                 security, defense, and intelli-
                                                                                                 gence technology firm); and
                                                                                                 Member, Board of Governors,
                                                                                                 Investment Company Institute
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees 17
                                                                                                 portfolios in fund complex)
---------------------------------------------------------------------------------------------------------------------------------

              Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
41

                            Position Held   Length of Service
 Name and Age               with the Fund   and Term of Office
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (79)        Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
John Winthrop (71)          Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                              Other Directorships Held
 Name and Age               Principal Occupation During Past Five Years                       by this Trustee
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The    None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University


---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice      Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities ser-    (technology products for
                            vices) (1986 - 2004)                                              securities lending industry)


---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Com-      Director of New America High
                            pany, Inc. (investment banking firm)                              Income Fund, Inc. (closed-
                                                                                              end investment company)


---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                Director, The Swiss Helvetia
                                                                                              Fund, Inc. (closed-end
                                                                                              investment company)


---------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)          President, John Winthrop & Co., Inc.                              None
                            (private investment firm)



---------------------------------------------------------------------------------------------------------------------------

42  Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

Fund Officers

                             Position Held         Length of Service
 Name and Age                with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board.

-----------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.

-----------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board.




-----------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------

                                                                                                 Other Directorships
 Name and Age                Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secre-
                             tary of all of the Pioneer Funds since September 2003 (Assis-
                             tant Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Trea-
                             surer and Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

              Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08
43

                               Position Held         Length of Service
 Name and Age                 with the Fund         and Term of Office
Gary Sullivan (50)            Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board.
------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board.



------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board.



------------------------------------------------------------------------------

                                                                                               Other Directorships
 Name and Age                 Principal Occupation During Past Five Years                      Held by this Officer
Gary Sullivan (50)            Fund Accounting Manager - Fund Accounting, Administration        None
                              and Controllership Services of Pioneer; and Assistant Treasurer
                              of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and      None
                              of all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


44  Pioneer Oak Ridge All Cap Growth Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 21202-02-1008


Pioneer Research
Growth Fund
Annual Report | August 31, 2008

Ticker Symbols:
Class A   SRSGX
Class C   PRGCX
Class Y   PRGYX

[LOGO] Pioneer
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             7
Prices and Distributions                                      8
Performance Update                                            9
Comparing Ongoing Fund Expenses                              12
Schedule of Investments                                      14
Financial Statements                                         18
Notes to Financial Statements                                24
Report of Independent Registered Public Accounting Firm      29
Approval of Investment Advisory Agreement                    32
Trustees, Officers and Service Providers                     36


                     Pioneer Research Growth Fund | Annual Report | 8/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we see potential chances for making money in many corners of the market, it


2    Pioneer Research Growth Fund | Annual Report | 8/31/08
takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                     Pioneer Research Growth Fund | Annual Report | 8/31/08    3

Portfolio Management Discussion | 8/31/08

Driven by growing fears about the effects of a global credit crisis that began with problems over U.S. subprime mortgages, prices of most domestic stocks fell over the 12 months ended August 31, 2008. In a highly volatile market, energy stocks showed the greatest positive performance, while financials stocks tended to suffer the greatest price losses. In the following discussion, members of the team responsible for managing Pioneer Research Growth Fund review the 12-month period ended August 31. Diego Franzin, Ashesh Savla and John Peckham, CFA, discuss the factors that affected the Fund's performance over the period. Mr. Franzin is Head of Pioneer's U.S. Quantitative Research & Management; Mr. Savla is a Quantitative Analyst at Pioneer; and Mr. Peckham is Head of Pioneer's U.S. Equity Research Group.

Q How did Pioneer Research Growth Fund perform during the 12 months ended August 31, 2008?

A Research Growth Fund's Class A shares returned -10.03% at net asset value over the period, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned -6.77% over the same period. During the same 12-month period, the average return of the 815 funds in Lipper's Multi-Cap Core Funds category was -10.81%.

Q What were the principal factors affecting the Fund's performance during the 12 months ended August 31, 2008?

A The deepening global credit crisis arising from problems in the domestic subprime mortgage area created significant uncertainty in the minds of investors, contributing to extreme volatility in the markets. The two most volatile sectors in the market were the financials group, where stock prices fell for the many companies directly exposed to credit problems, and the energy group, where prices of many companies rose because of the effects of rapidly rising oil and natural gas prices. The changes in stock prices in those two sectors contributed most of the volatility to the overall market. It was an unusual period in which technical factors, such as the flow of funds, had a greater influence on the markets than did fundamental issues, such as the underlying quality and profitability of individual companies. Investors often based their decisions on their expectations of policy changes by the U.S. Federal Reserve Board (the Fed), the nation's central bank. The Fed was pulled in two different directions as it considered adjustments in monetary policy -- the need to cut interest rates to add financial liquidity to the financial markets -- against the need to raise interest rates to stave off the inflationary effects of rising energy and commodity prices. While the overall market sentiment was bearish, with stock prices falling, the period also was


4    Pioneer Research Growth Fund | Annual Report | 8/31/08
   unusual in that growth stocks tended to outperform value stocks. Typically, growth stocks tend to outperform in bull markets when stock prices are rising, while value stocks have often outperformed in bear markets.

   Consistent with the investment style of the Fund, stock selection had the greatest influence on performance relative to the performance of the benchmark Russell Index. We kept the sector weightings of the Fund consistent with the positioning of the Russell Index. The approximately 50 stocks in the portfolio included both growth and value companies, and were selected using both qualitative research techniques and quantitative analysis tools. We began by ranking the 100 stocks, according to Pioneer's research analysts, with a quantitative screening process that we developed based upon our research into the performance of stocks in 17 different sectors and industries. We then made final selections based on the fundamental analysis research of Pioneer's Equity Research Group.

   In a volatile market, we focused on higher-quality companies that had strong balance sheets and relatively low debt, and so the Fund was not greatly exposed to the problems in the credit markets.

Q What types of investments most influenced the Fund's results during the 12-month period?

A Stock selections in the consumer discretionary and energy sectors had the greatest positive influence on the Fund's results. Within the consumer discretionary group, fast food chain McDonald's was the outstanding performer, with its results driven by its growth in international markets. In the energy sector, Apache, Weatherford International and Hess all benefited from the effects of rising oil and natural gas prices. Apache is a global oil and gas exploration and production company. Weatherford International, an oil field services corporation, prospered as it continued to expand internationally. We sold at a profit the Fund's position in Hess, an integrated exploration, production, refining and marketing company, after its stock appreciated significantly. Among other contributors, Burlington Northern Santa Fe added to the Fund's returns as railroads gained market share from trucking in long-distance freight hauling. The rapidly rising price of diesel fuel was a major factor in eroding the competitiveness of big trucks and increasing the attractiveness of shipping freight by rail.

   Stocks in the financials sector tended to be the greatest drag on the Fund's performance, with selections in information technology also detracting from results. Among financials holdings, First Marblehead was a significant disappointment. The company, which specializes in securitizing student loans, was hurt when the market for securitized loans dried up in the credit crisis. We sold the Fund's position in First Marblehead because we thought no improvement was likely in the near term. In the information technology area, the decision not to add Apple to the portfolio proved to be the greatest


                     Pioneer Research Growth Fund | Annual Report | 8/31/08    5
   detractor to the Fund's performance relative to the Russell 1000 Index. We believed Apple, which benefited from strong sales from a variety of its products, was overpriced relative to its underlying value, and we also had doubts about its longer-term growth prospects.

Q  What is your investment outlook?

A We intend to keep the Fund defensively positioned, especially in the financials and consumer discretionary sectors, until we see clear evidence of market stability. We think lending activity by financials corporations will continue to be restricted until the real estate market begins to turn around. Until then, rising unemployment and declining housing values should maintain pressure on consumer activity.

   We intend to maintain our emphasis on bottom-up fundamental analysis of individual companies, as we look for corporations in all sectors of the market that we believe have the ability to perform, even in a period of uncertainty.


Please refer to the Schedule of Investments on pages 14-17 for a full listing of Fund securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Research Growth Fund | Annual Report | 8/31/08

Portfolio Summary | 8/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks               100%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology          29.4%
Industrials                     13.4%
Health Care                     13.3%
Consumer Staples                12.1%
Energy                          11.3%
Consumer Discretionary           9.2%
Financials                       4.5%
Materials                        4.3%
Utilities                        1.9%
Telecommunication Services       0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


    1.    Microsoft Corp.                     4.55%
    2.    Cisco System, Inc.                  4.40
    3.    Hewlett-Packard Co.                 3.71
    4.    Oracle Corp.                        3.33
    5.    Qualcomm, Inc.                      3.28
    6.    Coca-Cola Co.                       3.20
    7.    Medtronic, Inc.                     3.19
    8.    Wal-Mart Stores, Inc.               3.02
    9.    Transocean Offshore, Inc.           2.76
   10.    United Parcel Service, Inc.         2.73

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                     Pioneer Research Growth Fund | Annual Report | 8/31/08    7

Prices and Distributions | 8/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class         8/31/08          8/31/07
       A           $ 9.98           $ 12.25
------------------------------------------------

     Class         8/31/08           7/17/08
       C           $ 9.97            $ 9.74
------------------------------------------------

     Class         8/31/08           7/31/08
       Y           $ 9.98            $ 9.87
------------------------------------------------

Distributions per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

                   Net Investment       Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
       A              $ --              $ 0.8518          $ 0.3211
------------------------------------------------------------------------
       C              $ --              $    --           $    --
------------------------------------------------------------------------
       Y              $ --              $    --           $    --
------------------------------------------------------------------------


8    Pioneer Research Growth Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                    3.77%           1.53%
 1 Year                                      -10.03          -15.22
------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2007)
-------------------------------------------------------------------------
                                              Gross           Net
------------------------------------------------------------------------
                                              13.49%           1.25%
------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        Pioneer Research             Russell 1000
                          Growth Fund                Growth Index
12/05                        9425                       10000
                             9779                       10022
8/07                        11803                       11796
8/08                        10619                       10998

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


                     Pioneer Research Growth Fund | Annual Report | 8/31/08    9

Performance Update | 8/31/08                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2008)
---------------------------------------------------------------
                                               If         If
Period                                        Held     Redeemed
---------------------------------------------------------------
 Life-of-Class
 (7/16/08)                                    2.36%      1.36%
---------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 31, 2007)
----------------------------------------------------------------
                                             Gross        Net
---------------------------------------------------------------
                                             14.24%      2.15%
---------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        Pioneer Research             Russell 1000
                          Growth Fund                Growth Index
7/08                        10000                       10000
8/08                        10105                       10108

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


10    Pioneer Research Growth Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------
                                             If             If
Period                                      Held         Redeemed
------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                  3.77%         3.77%
 1 Year                                    -10.03        -10.03
------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated July 16, 2008)
------------------------------------------------------------------
                                            Gross           Net
------------------------------------------------------------------
                                             4.50%         0.90%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        Pioneer Research             Russell 1000
                          Growth Fund                Growth Index
12/05                       10000                       10000
                            10377                       10022
8/07                        12524                       11796
8/08                        11268                       10998

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on actual returns from March 1, 2008 through August 31, 2008.


--------------------------------------------------------------------------------
 Share Class                          A                C                Y
--------------------------------------------------------------------------------
 Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/08
--------------------------------------------------------------------------------
 Ending Account Value             $   967.00       $ 1,023.60       $ 1,021.50
 (after expenses) on 8/31/08
--------------------------------------------------------------------------------
 Expenses Paid                    $     6.18       $     2.38       $     0.80
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.83%, and 0.90% multiplied by the average account value over the period, multiplied by 184/366 for Class A, 47/366 for Class C, and 32/366 for Class Y (to reflect the partial year period).


12    Pioneer Research Growth Fund | Annual Report | 8/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2008 through August 31, 2008.


 Share Class                          A                C                Y
 Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/08
--------------------------------------------------------------------------------
 Ending Account Value             $ 1,018.85       $ 1,004.07       $ 1,003.58
 (after expenses) on 8/31/08
--------------------------------------------------------------------------------
 Expenses Paid                    $     6.34       $     2.35       $     0.79
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.83%, and 0.90% multiplied by the average account value over the period, multiplied by 184/366 for Class A, 47/366 for Class C, and 32/366 for Class Y (to reflect the partial year period).


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    13

Schedule of Investments | 8/31/08

 Shares                                                        Value
            COMMON STOCKS -- 97.3%
            ENERGY -- 11.0%
            Oil & Gas Drilling -- 2.7%
    224     Transocean Offshore, Inc.*                         $   28,493
-------------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 2.4%
    671     Weatherford International, Inc.*                   $   25,887
-------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 3.9%
    163     Apache Corp.                                       $   18,644
    442     XTO Energy, Inc.                                       22,281
                                                               ----------
                                                               $   40,925
-------------------------------------------------------------------------
            Oil & Gas Storage & Transportation -- 2.0%
  1,266     EL PASO Corp.                                      $   21,218
                                                               ----------
            Total Energy                                       $  116,523
-------------------------------------------------------------------------
            MATERIALS -- 4.2%
            Diversified Chemical -- 0.9%
    281     Dow Chemical Co.                                   $    9,591
-------------------------------------------------------------------------
            Diversified Metals & Mining -- 1.9%
    230     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   20,544
-------------------------------------------------------------------------
            Fertilizers & Agricultural Chemicals -- 1.4%
     82     Potash Corp. Saskatchewan, Inc.                    $   14,235
                                                               ----------
            Total Materials                                    $   44,370
-------------------------------------------------------------------------
            CAPITAL GOODS -- 8.2%
            Aerospace & Defense -- 2.4%
    397     United Technologies Corp.                          $   26,039
-------------------------------------------------------------------------
            Construction & Engineering -- 1.5%
    663     KBR, Inc.                                          $   16,277
-------------------------------------------------------------------------
            Industrial Conglomerates -- 2.2%
    327     3M Co.                                             $   23,413
-------------------------------------------------------------------------
            Industrial Machinery -- 2.1%
    264     Crane Co.                                          $    9,694
    101     SPX Corp.                                              12,044
                                                               ----------
                                                               $   21,738
                                                               ----------
            Total Capital Goods                                $   87,467
-------------------------------------------------------------------------
            TRANSPORTATION -- 4.8%
            Air Freight & Couriers -- 2.7%
    440     United Parcel Service, Inc.                        $   28,213
-------------------------------------------------------------------------
            Railroads -- 2.1%
    209     Burlington Northern, Inc.                          $   22,447
                                                               ----------
            Total Transportation                               $   50,660
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


14    Pioneer Research Growth Fund | Annual Report | 8/31/08

 Shares                                                Value
            CONSUMER SERVICES -- 4.6%
            Restaurants -- 4.6%
  397       McDonald's Corp.                           $   24,634
  675       Yum! Brands, Inc.                              24,084
                                                       ----------
                                                       $   48,718
                                                       ----------
            Total Consumer Services                    $   48,718
-----------------------------------------------------------------
            MEDIA -- 2.2%
            Movies & Entertainment -- 2.2%
  793       Viacom, Inc. (Class B)*                    $   23,378
                                                       ----------
            Total Media                                $   23,378
-----------------------------------------------------------------
            RETAILING -- 2.2%
            Apparel Retail -- 2.2%
  637       TJX Companies, Inc.                        $   23,085
                                                       ----------
            Total Retailing                            $   23,085
-----------------------------------------------------------------
            FOOD & DRUG RETAILING -- 4.7%
            Drug Retail -- 1.8%
  522       CVS Corp.                                  $   19,105
-----------------------------------------------------------------
            Hypermarkets & Supercenters -- 2.9%
  527       Wal-Mart Stores, Inc.                      $   31,130
                                                       ----------
            Total Food & Drug Retailing                $   50,235
-----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.9%
            Soft Drinks -- 3.1%
  635       Coca-Cola Co.                              $   33,064
-----------------------------------------------------------------
            Tobacco -- 1.8%
  265       Lorillard, Inc.                            $   19,144
                                                       ----------
            Total Food, Beverage & Tobacco             $   52,208
-----------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 2.1%
            Personal Products -- 2.1%
  449       Estee Lauder Co.                           $   22,347
                                                       ----------
            Total Household & Personal Products        $   22,347
-----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 5.7%
            Health Care Equipment -- 3.9%
  602       Medtronic, Inc.                            $   32,869
  332       Thoratec Corp.*                                 8,844
                                                       ----------
                                                       $   41,713
-----------------------------------------------------------------
            Managed Health Care -- 1.8%
  440       CIGNA Corp.*                               $   18,427
                                                       ----------
            Total Health Care Equipment & Services     $   60,140
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    15

 Shares                                                 Value
            PHARMACEUTICALS & BIOTECHNOLOGY -- 7.2%
            Biotechnology -- 3.0%
    415     Cubist Pharmaceuticals, Inc.*             $    9,142
    240     Genentech, Inc.*                              23,700
                                                      ----------
                                                      $   32,842
----------------------------------------------------------------
            Life Sciences Tools & Services -- 2.4%
    418     Thermo Fisher Scientific, Inc.*           $   25,314
----------------------------------------------------------------
            Pharmaceuticals -- 1.8%
    404     Eli Lilly & Co.                           $   18,847
                                                      ----------
            Total Pharmaceuticals & Biotechnology     $   77,003
----------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 2.0%
            Specialized Finance -- 2.0%
    237     IntercontinentalExchange, Inc.*           $   20,863
                                                      ----------
            Total Diversified Financials              $   20,863
----------------------------------------------------------------
            INSURANCE -- 1.4%
            Property & Casualty Insurance -- 1.4%
    329     The Traveler Companies, Inc.              $   14,529
                                                      ----------
            Total Insurance                           $   14,529
----------------------------------------------------------------
            REAL ESTATE -- 1.1%
            Retail Real Estate Investment Trust -- 1.1%
    121     Simon Property Group                      $   11,480
                                                      ----------
            Total Real Estate                         $   11,480
----------------------------------------------------------------
            SOFTWARE & SERVICES -- 11.9%
            Application Software -- 1.8%
    643     Citrix Systems, Inc.*                     $   19,464
----------------------------------------------------------------
            Internet Software & Services -- 2.4%
  1,312     Yahoo!, Inc.*                             $   25,427
----------------------------------------------------------------
            Systems Software -- 7.7%
  1,721     Microsoft Corp.                           $   46,966
  1,566     Oracle Corp.*                                 34,342
                                                      ----------
                                                      $   81,308
                                                      ----------
            Total Software & Services                 $  126,199
----------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 12.8%
            Communications Equipment -- 9.2%
  1,886     Cisco Systems, Inc.*                      $   45,358
    873     Corning, Inc.                                 17,931
    643     Qualcomm, Inc.                                33,854
                                                      ----------
                                                      $   97,143
----------------------------------------------------------------
            Computer Hardware -- 3.6%
    815     Hewlett-Packard Co.                       $   38,240
                                                      ----------
            Total Technology Hardware & Equipment     $  135,383
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer Research Growth Fund | Annual Report | 8/31/08

 Shares                                                Value
            SEMICONDUCTORS -- 3.9%
            Semiconductor Equipment -- 2.2%
  1,296     Applied Materials, Inc.                  $   23,224
---------------------------------------------------------------
            Semiconductors -- 1.7%
    667     Analog Devices, Inc.                     $   18,649
                                                     ----------
            Total Semiconductors                     $   41,873
---------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 0.6%
            Alternative Carriers -- 0.6%
    420     Time Warner Telecom, Inc.*               $    6,443
                                                     ----------
            Total Telecommunication Services         $    6,443
---------------------------------------------------------------
            UTILITIES -- 1.8%
            Independent Power Producer & Energy Traders -- 1.8%
    506     NRG Energy, Inc.*                        $   19,046
                                                     ----------
            Total Utilities                          $   19,046
---------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $1,014,009)                        $1,031,950
---------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 97.3%
            (Cost $1,014,009) (a)                    $1,031,950
---------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 2.7%     $   28,213
---------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%               $1,060,163
===============================================================

*   Non-income producing security.

(a) At August 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $1,015,170 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $  51,278
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (34,498)
                                                                                    ---------
       Net unrealized gain                                                          $  16,780
                                                                                    =========

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $1,066,210 and $590,243, respectively.


The accompanying notes are an integral part of these financial statements.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    17

Statement of Assets and Liabilities | 8/31/08

ASSETS:
  Investment in securities
   (cost $1,014,009)                                  $1,031,950
  Cash                                                    34,213
  Receivables --
   Investment securities sold                             51,654
   Dividends, interest and foreign taxes withheld          1,910
   Due from Pioneer Investment Management, Inc.           31,851
  Other                                                   26,883
----------------------------------------------------------------
     Total assets                                     $1,178,461
----------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                    $   78,295
  Accrued expenses                                        40,003
----------------------------------------------------------------
     Total liabilities                                $  118,298
----------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                     $1,058,645
  Undistributed net investment income                      1,615
  Accumulated net realized loss on investments           (18,038)
  Net unrealized gain on investments                      17,941
----------------------------------------------------------------
     Total net assets                                 $1,060,163
================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $551,293/ 55,218 shares)          $     9.98
  Class C (based on $255,960/25,667 shares)           $     9.97
  Class Y (based on $252,910/25,329 shares)           $     9.98
MAXIMUM OFFERING PRICE:
  Class A ($9.98 [divided by] 94.25%)                 $    10.59
================================================================


The accompanying notes are an integral part of these financial statements.


18    Pioneer Research Growth Fund | Annual Report | 8/31/08

Statement of Operations

For the Year Ended 8/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $14)          $8,936
  Interest                                                     646
  Income from securities loaned, net                           168
-----------------------------------------------------------------------------------
     Total investment income                                             $    9,750
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $4,819
  Transfer agent fees and expenses
   Class A                                                     673
  Distribution fees
   Class A                                                     834
   Class C                                                     304
  Administrative fees                                          145
  Custodian fees                                            19,066
  Registration fees                                         20,721
  Professional fees                                         41,707
  Printing expense                                          13,602
  Fees and expenses of nonaffiliated trustees                7,203
  Miscellaneous                                              1,489
-----------------------------------------------------------------------------------
     Total expenses                                                      $  110,563
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                         (102,431)
-----------------------------------------------------------------------------------
     Net expenses                                                        $    8,132
-----------------------------------------------------------------------------------
       Net investment income                                             $    1,618
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                       $   (5,997)
-----------------------------------------------------------------------------------
  Change in net unrealized gain on investments                           $  (48,085)
-----------------------------------------------------------------------------------
  Net loss on investments                                                $  (54,082)
-----------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                   $  (52,464)
===================================================================================


The accompanying notes are an integral part of these financial statements.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    19

Statement of Changes in Net Assets

For the Years Ended 8/31/08 and 8/31/07, respectively

                                                            Year Ended       Year Ended
                                                              8/31/08          8/31/07
FROM OPERATIONS:
Net investment income                                       $    1,618        $    511
Net realized gain (loss) on investments                         (5,997)         46,434
Change in net unrealized gain (loss) on investments            (48,085)         58,207
--------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                             $  (52,464)       $105,152
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.03 per share, respectively)        $       --        $ (1,640)
Net realized gain:
   Class A ($1.17 and $0.00 per share, respectively)           (58,645)             --
--------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (58,645)       $ (1,640)
--------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $1,038,085        $     --
Reinvestment of distributions                                   58,645              --
Cost of shares repurchased                                    (538,085)             --
--------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $  558,645        $     --
--------------------------------------------------------------------------------------
   Net increase in net assets                               $  447,536        $103,512
NET ASSETS:
Beginning of year                                              612,627         509,115
--------------------------------------------------------------------------------------
End of year                                                 $1,060,163        $612,627
--------------------------------------------------------------------------------------
Undistributed net investment income                         $    1,615        $     --
--------------------------------------------------------------------------------------

                                    '08 Shares       '08 Amount
Class A
Shares sold                            55,218       $  538,085
Reinvestment of distributions           5,218           58,645
Less shares repurchased               (55,218)        (538,085)
--------------------------------------------------------------
   Net increase                         5,218       $   58,645
==============================================================
Class C*
Shares sold                            25,667       $  250,000
--------------------------------------------------------------
   Net increase                        25,667       $  250,000
==============================================================
Class Y*
Shares sold                            25,329       $  250,000
--------------------------------------------------------------
   Net increase                        25,329       $  250,000
==============================================================

*  Class C shares were first publicly offered on July 17, 2008.
*  Class Y shares were first publicly offered on July 31, 2008.

The accompanying notes are an integral part of these financial statements.


20    Pioneer Research Growth Fund | Annual Report | 8/31/08

Financial Highlights


                                                         Year           Year
                                                        Ended          Ended       12/15/05 (a)
                                                       8/31/08        8/31/07       to 8/31/06
 Class A
 Net asset value, beginning of period                  $ 12.25        $ 10.18        $ 10.00
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                $  0.02        $  0.01        $  0.02
  Net realized and unrealized gain (loss) on
    investments                                          (1.12)          2.09           0.16
---------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                       $ (1.10)       $  2.10        $  0.18
 Distributions to shareowners:
  Net investment income                                     --          (0.03)            --
  Net realized gain                                      (1.17)            --             --
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value            $ (2.27)       $  2.07        $  0.18
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  9.98        $ 12.25        $ 10.18
===================================================================================================
 Total return*                                          (10.03)%        20.69%          1.80%(b)
 Ratio of net expenses to average net assets              1.25%          1.25%          1.25%**
 Ratio of net investment income to average
  net assets                                              0.22%          0.09%          0.30%**
 Portfolio turnover rate                                    92%            95%            73%(b)
 Net assets, end of period (in thousands)              $   551        $   613        $   509
 Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly
  Net expenses                                           16.35%         13.49%         21.63%**
  Net investment loss                                   (14.88)%       (12.15)%       (20.08)%**
===================================================================================================

(a) The Fund commenced operations on December 15, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    21

                                                                      7/17/08 (a)
                                                                      to 8/31/08
 Class C
 Net asset value, beginning of period                                  $  9.74
-----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                $  0.00(c)
  Net realized and unrealized gain on investments                         0.23
-----------------------------------------------------------------------------------
    Net increase from investment operations                            $  0.23
-----------------------------------------------------------------------------------
 Net increase in net asset value                                       $  0.23
-----------------------------------------------------------------------------------
 Net asset value, end of period                                        $  9.97
===================================================================================
 Total return*                                                            2.36%(b)
 Ratio of net expenses to average net assets                              1.83%**
 Ratio of net investment income to average net assets                    (0.05)%**
 Portfolio turnover rate                                                    92%(b)
 Net assets, end of period (in thousands)                              $   256
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly
  Net expenses                                                           30.50%**
  Net investment loss                                                   (28.72)%**
===================================================================================

(a) Class C shares were first publicly offered on July 17, 2008.
(b) Not annualized.
(c) The amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


22    Pioneer Research Growth Fund | Annual Report | 8/31/08

                                                                      7/31/08 (a)
                                                                      to 8/31/08
 Class Y
 Net asset value, beginning of period                                  $  9.87
-----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                $  0.01
  Net realized and unrealized gain on investments                         0.10
-----------------------------------------------------------------------------------
    Net increase from investment operations                            $  0.11
-----------------------------------------------------------------------------------
 Net increase in net asset value                                       $  0.11
-----------------------------------------------------------------------------------
 Net asset value, end of period                                        $  9.98
===================================================================================
 Total return*                                                            1.11%(b)
 Ratio of net expenses to average net assets                              0.90%**
 Ratio of net investment income to average net assets                     1.60%**
 Portfolio turnover rate                                                    92%(b)
 Net assets, end of period (in thousands)                              $   253
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly
  Net expenses                                                           20.69%**
  Net investment loss                                                   (18.19)%**
===================================================================================

(a) Class Y shares were first publicly offered on July 31, 2008.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    23

Notes to Financial Statements | 8/31/08

1. Organization and Significant Accounting Policies

Pioneer Select Research Growth Fund, formerly Pioneer Select Research Growth Fund, (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is long-term capital growth.

The Fund offers three classes of shares - Class A, Class C and Class Y shares. Class C and Class Y shares were first publicly offered on July 17, 2008 and July 31, 2008, respectively. Each class of shares represents and interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:


24    Pioneer Research Growth Fund | Annual Report | 8/31/08

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At August 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are open (subject to examination by tax authorities).

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    25

   The Fund has elected to defer $16,877 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.

   At August 31, 2008, the Fund has reclassified $3 to decrease accumulated net realized loss on investments and $3 to decrease undistributed net investment income to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows.

                               2008        2007
Distributions paid from:
Ordinary income              $42,593      $1,640
Long term capital gain        16,052          --
------------------------------------------------
Total                        $58,645      $1,640
================================================

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:

                                              2008
Distributable earnings:
Undistributed ordinary income              $   1,615
Current year post October loss deferred      (16,877)
Unrealized appreciation                       16,780
----------------------------------------------------
Total                                      $   1,518
====================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


26    Pioneer Research Growth Fund | Annual Report | 8/31/08

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class C, and Class Y shares bear different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse, Inc.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the year ended August 31, 2008, the net management fee was equivalent to 0.75% of the average daily net assets.

Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2011 for Class A shares and through January 1, 2009 for Class C and January 1, 2010 for Class Y shares. In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,093 in management fees, administrative costs and certain other services payable from PIM at August 31, 2008.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    27

"Due to affiliates" reflected on the Statement of Assets and Liabilities is $127 in transfer agent fees payable to PIMSS at August 31, 2008.

4. Distribution Plan

The Fund adopted a Plan of Distribution for Class A and Class C shares (Class A Plan, and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class Y Shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2008, no CDSCs were paid to PFD.

5. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


28    Pioneer Research Growth Fund | Annual Report | 8/31/08

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Research Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Research Growth Fund (the Fund, formerly Pioneer Select Research Growth Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Growth Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
October 20, 2008

                    Pioneer Research Growth Fund | Annual Report | 8/31/08    29

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 17.10%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 96.34%, respectively.


Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust V (the "Trust"), as noted below) follows:

                                                                     Broker
                         For               Withhold     Abstain      Non-Votes
 Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.     3,405,267.390     55,065.192       0.000       0.000
  Daniel K. Kingsbury    3,405,267.390     55,065.192       0.000       0.000
  David R. Bock          3,405,267.390     55,065.192       0.000       0.000
  Mary K. Bush           3,405,267.390     55,065.192       0.000       0.000
  Benjamin M. Friedman   3,405,267.390     52,896.409   2,168.783       0.000
  Margaret B.W. Graham   3,405,267.390     55,065.192       0.000       0.000
  Thomas J. Perna        3,405,267.390     55,065.192       0.000       0.000
  Marguerite A. Piret    3,405,267.390     55,065.192       0.000       0.000
  Stephen K. West        3,405,267.390     55,065.192       0.000       0.000
  John Winthrop          3,405,267.390     55,065.192       0.000       0.000

                                                                                  Broker
                              For                Against          Abstain         Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust*        2,342,477.355      299,534.822      36,093.405      782,227.000

                                                                                      Broker
                                  For                Against          Abstain         Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                            55,217.527         0.000            0.000           0.000


30    Pioneer Research Growth Fund | Annual Report | 8/31/08

                                                                                         Broker
                                     For                 Against         Abstain         Non-Votes
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                        55,217.527           0.000          0.000           0.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending          55,217.527           0.000          0.000           0.000
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                   55,217.527           0.000          0.000           0.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate      55,217.527           0.000          0.000           0.000
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                         55,217.527           0.000          0.000           0.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                       55,217.527           0.000          0.000           0.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification                     55,217.527           0.000          0.000           0.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                         55,217.527           0.000          0.000           0.000

                                                                                     Broker
                                 For                Against         Abstain          Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                        55,217.527         0.000           0.000            0.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined votes of all series of the Trust.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    31

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


32    Pioneer Research Growth Fund | Annual Report | 8/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on December 15, 2005. They considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the first quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    33
ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


34    Pioneer Research Growth Fund | Annual Report | 8/31/08

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


36    Pioneer Research Growth Fund | Annual Report | 8/31/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
--------------------------------------------------------------------------------

                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                      Pioneer Research Growth Fund | Annual Report | 8/31/08  37

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
--------------------------------------------------------------------------------------------------------------------------


38  Pioneer Research Growth Fund | Annual Report | 8/31/08

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since May,
                                            2008. Serves until a
                                            successor trustee is
                                            elected or earlier retire-
                                            ment or removal.
------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------
Stephen K. West (79)        Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------

                                                                                               Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                        by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees 17
                                                                                               portfolios in fund complex)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice       Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities ser-     (technology products for
                            vices) (1986 - 2004)                                               securities lending industry)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                                                                                               Fund, Inc. (closed-end
                                                                                               investment company)
-----------------------------------------------------------------------------------------------------------------------------


                     Pioneer Research Growth Fund | Annual Report | 8/31/08  39

                     Position Held   Length of Service
Name and Age         with the Fund   and Term of Office
John Winthrop (71)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------

                                                                    Other Directorships Held
Name and Age         Principal Occupation During Past Five Years    by this Trustee
John Winthrop (71)   President, John Winthrop & Co., Inc.           None
                     (private investment firm)
--------------------------------------------------------------------------------------------


40  Pioneer Research Growth Fund | Annual Report | 8/31/08

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------

Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


                     Pioneer Research Growth Fund | Annual Report | 8/31/08  41

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Gary Sullivan (50)            Assistant Treasurer        Since 2005. Serves at
                                                         the discretion of the
                                                         Board
-----------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer        Since 2005. Serves at
                                                         the discretion of the
                                                         Board
-----------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since January 2007.
                                                         Serves at the discretion
                                                         of the Board
-----------------------------------------------------------------------------------

                                                                                                  Other Directorships
Name and Age                  Principal Occupation During Past Five Years                         Held by this Officer
Gary Sullivan (50)            Fund Accounting Manager - Fund Accounting, Administration and       None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration       None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of      None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
------------------------------------------------------------------------------------------------------------------------


42  Pioneer Research Growth Fund | Annual Report | 8/31/08

                           This page for your notes.


                    Pioneer Research Growth Fund | Annual Report | 8/31/08    43

                           This page for your notes.


44    Pioneer Research Growth Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Research
Value Fund
--------------------------------------------------------------------------------
Annual Report | August 31, 2008
--------------------------------------------------------------------------------




Ticker Symbols:

Class A   SERSX
Class C   PRVCX
Class Y   PRUYX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        7

Prices and Distributions                                                 8

Performance Update                                                       9

Comparing Ongoing Fund Expenses                                         12

Schedule of Investments                                                 14

Financial Statements                                                    20

Notes to Financial Statements                                           26

Report of Independent Registered Public Accounting Firm                 32

Approval of Investment Advisory Agreement                               35

Trustees, Officers and Service Providers                                39


                      Pioneer Research Value Fund | Annual Report | 8/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we see potential chances for making money in many corners of the market, it takes


2    Pioneer Research Value Fund | Annual Report | 8/31/08
research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Research Value Fund | Annual Report | 8/31/08    3

Portfolio Management Discussion | 8/31/08

Driven by growing fears about the effects of a global credit crisis that began with problems over U.S. subprime mortgages, prices of most domestic stocks fell over the 12 months ended August 31, 2008. In a highly volatile market, energy stocks showed the greatest positive performance, while financials stocks tended to suffer the greatest price losses. In the following discussion, members of the team responsible for managing Pioneer Research Value Fund review the 12-month period ended August 31, 2008. Diego Franzin, Ashesh Savla and John Peckham, CFA, discuss the factors that affected the Fund's performance over the period. Mr. Franzin is Head of Pioneer's U.S. Quantitative Research & Management; Mr. Savla is a Quantitative Analyst at Pioneer; and Mr. Peckham is Head of Pioneer's U.S. Equity Research Group.

Q How did Pioneer Research Value Fund perform during the 12 months ended August 31, 2008?

A Research Value Fund's Class A shares returned -13.34% at net asset value over the period, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned -14.66% during the same period. Over the same 12 months, the average return of the 845 funds in Lipper's Large-Cap Core Funds category was -10.64%

Q What were the principal factors affecting the Fund's performance during the 12 months ended August 31, 2008?

A The deepening global credit crisis arising from problems in the domestic subprime mortgage area created significant uncertainty in the minds of investors, contributing to extreme volatility in the markets. The two most volatile sectors in the market were the financials group, where stock prices fell for the many companies directly exposed to credit problems, and the energy group, where prices of many companies rose because of the effects of rapidly rising oil and natural gas prices. The changes in stock prices in those two sectors contributed most of the volatility to the market. It was an unusual period in which technical factors, such as the flow of funds, had a greater influence on the markets than did fundamental issues, such as the underlying quality and profitability of individual companies. Investors often based their decisions on their expectations of policy changes by the U.S. Federal Reserve Board (the Fed), the nation's central bank. The Fed was pulled in two different directions as it considered adjustments in monetary policy -- the need to cut interest rates to add financial liquidity to the financial markets -- against the need to raise interest rates to stave off the inflationary effects of rising energy and commodity prices. While the overall market sentiment was bearish, with stock prices falling, the period also was


4 Pioneer Research Value Fund | Annual Report | 8/31/08 unusual in that growth stocks tended to outperform value stocks. Typically, growth stocks tend to outperform in bull markets, when stock prices are rising, while value stocks have often outperformed in bear markets.

     Consistent with the investment style of the Fund, stock selection had the greatest influence on performance relative to the benchmark Russell Index. We kept the Fund's sector weightings consistent with the positioning of the Russell Index. The approximately 50 stocks in the portfolio included both growth and value companies, and were selected using both qualitative research techniques and quantitative analysis tools. We began by ranking the 100 stocks, according to Pioneer's research analysts, with a quantitative screening process that we developed based upon our research into the performance of stocks in 17 different sectors and industries. We then made final selections based on the fundamental analysis research of Pioneer's Equity Research Group.

     In a volatile market, we focused on higher-quality companies that had strong balance sheets and relatively low debt, and so the Fund was not greatly exposed to the problems in the credit markets.

Q What types of investments most influenced the Fund's results over the 12 months ended August 31, 2008?

A The Fund's positions in the industrials, utilities and energy sectors had the greatest positive effects on results. Within the industrials group, the Fund's holding in SPX, a specialist in major energy-related infrastructure projects, substantially helped performance. SPX benefited from investments in power infrastructure globally, including in emerging markets. The decision not to add General Electric (GE) to the portfolio also helped the Fund's relative performance. We avoided GE primarily because of the diversified corporation's exposure to the credit markets. Among the Fund's utilities holdings, an investment in Questar provided a significant performance boost. A gas utility, Questar also has significant natural gas exploration and production operations, which were helped by increasing natural gas prices. In energy, Apache and Weatherford International were particularly strong performers, as both benefited from the significant increases in oil and natural gas prices. Apache is a global oil and gas exploration and production company. Weatherford International, an oil field services corporation, prospered as it continued to expand internationally.

     Investments in the health care and financials sectors proved to be the greatest drag on the Fund's performance. In health care, the most notable disappointments were Merck and Schering-Plough, two large pharmaceutical companies. Their stock valuations fell after questions arose about the effectiveness of Zetia and Vytorin, anti-cholesterol drugs in which both companies had an interest. In the financials sector, the greatest detractors were the Fund's investments in First Marblehead and Freddie Mac. First


                      Pioneer Research Value Fund | Annual Report | 8/31/08    5

     Marblehead, which specializes in securitizing student loans, was hurt when the market for securitized loans dried up in the credit crisis. Freddie Mac, the giant government-sponsored mortgage institution, fell victim to the effects of the subprime mortgage crisis. We liquidated the Fund's investments in both companies before the end of the fiscal year (August
     31). However, we maintained the Fund's investment in another financials corporation that hurt results: Zions Bancorporation, a bank holding company based in Utah with significant mortgage exposure in California, Nevada and Arizona, which was hurt by the downturn in real estate activity in those states. We maintained the Fund's position because we think Zions is a well managed company with good potential to gain market share over the longer term.

Q    What is your investment outlook?

A We intend to keep the Fund defensively positioned, especially in the financials and consumer discretionary sectors, until we see clear evidence of market stability. We think lending activity by financials corporations will continue to be restricted until the real estate market begins to turn around. Until then, rising unemployment and declining housing values should maintain pressure on consumer activity.

     We intend to maintain our emphasis on bottom-up fundamental analysis of individual companies, as we look for corporations in all sectors of the market that we believe have the ability to perform, even in a period of uncertainty.



Please refer to the Schedule of Investments on pages 14-19 for a full listing of Fund securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Research Value Fund | Annual Report | 8/31/08

Portfolio Summary | 8/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S Common Stocks                                               98.3%
Temporary Cash Investment                                        1.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                      26.5%
Energy                                                          15.6%
Health Care                                                     11.7%
Industrials                                                     10.0%
Consumer Discretionary                                           8.6%
Customer Staples                                                 8.3%
Utilities                                                        6.3%
Telecommunication Services                                       5.4%
Materials                                                        4.1%
Information Technology                                           3.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Chevron Corp.                                    4.75%
 2.    Johnson & Johnson Co.                            4.47
 3.    Verizon Communications, Inc.                     3.67
 4.    The Walt Disney Co.                              2.96
 5.    The Bank of New York Mellon Corp.                2.83
 6.    PNC Bank Corp.                                   2.78
 7.    Eli Lilly & Co.                                  2.76
 8.    Apache Corp.                                     2.76
 9.    Norfolk Southern Corp.                           2.69
10.    United Technologies Corp.                        2.53

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                      Pioneer Research Value Fund | Annual Report | 8/31/08    7

Prices and Distributions | 8/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Class           8/31/08           8/31/07
--------------------------------------------------------------------------------
                  A              $ 9.61           $ 11.99


--------------------------------------------------------------------------------
                Class           8/31/08           7/17/08
--------------------------------------------------------------------------------
                  C              $ 9.61           $  9.34


--------------------------------------------------------------------------------
                Class           8/31/08           7/31/08
--------------------------------------------------------------------------------
                  Y              $ 9.62            $ 9.57

Distributions per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

                  Net Investment       Short-Term        Long-Term
     Class           Income          Capital Gains     Capital Gains
       A            $ 0.1137            $ 0.3319          $ 0.4349
--------------------------------------------------------------------------------
       C            $    --             $    --           $    --
--------------------------------------------------------------------------------
       Y            $    --             $    --           $    --
--------------------------------------------------------------------------------


8    Pioneer Research Value Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                    2.77%           0.55%
1 Year                                      -13.34          -18.31
------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
------------------------------------------------------------------------
                                             Gross            Net
------------------------------------------------------------------------
                                             13.35%           1.25%
------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Research      Russell 1000
                   Value Fund          Value Index
12/05                 9,425               10,000
                     10,181               11,098
8/07                 11,835               12,524
8/08                 10,257               10,688

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


                      Pioneer Research Value Fund | Annual Report | 8/31/08    9

Performance Update | 8/31/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of August 31, 2008)
---------------------------------------------------------------
                                              If       If
Period                                        Held     Redeemed
---------------------------------------------------------------
Life-of-Class
(7/16/08)                                     2.89%      1.89%
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2007)
---------------------------------------------------------------
                                             Gross       Net
---------------------------------------------------------------
                                             14.10%      2.15%
---------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Research     Russell 1000
                   Value Fund         Value Index

7/08                 10,000             10,000
8/08                 10,048             10,170

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


10    Pioneer Research Value Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of August 31, 2008)
------------------------------------------------------------------
                                            If          If
Period                                      Held        Redeemed
------------------------------------------------------------------
Life-of-Class
(12/15/05)                                  2.85%         2.85%
1 Year                                    -13.16        -13.16
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated July 16, 2008)
------------------------------------------------------------------
                                           Gross           Net
------------------------------------------------------------------
                                            4.50%         0.90%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Research      Russell 1000
                   Value Fund          Value Index

12/05                10,000              10,000
                     10,798              11,098
8/07                 12,552              12,524
8/08                 10,901              10,688

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on actual returns from March 1, 2008 through August 31, 2008.


--------------------------------------------------------------------------------
Actual
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/01/08
--------------------------------------------------------------------------------
Ending Account Value             $   951.37       $ 1,023.40       $ 1,015.80
(after expenses) on 8/31/08
--------------------------------------------------------------------------------
Expenses Paid                    $     6.13       $     2.73       $     0.79
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 for Class A, 46/366 for Class C and 32/366 for Class Y (to reflect the partial year period).


12    Pioneer Research Value Fund | Annual Report | 8/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2008 through August 31, 2008.


--------------------------------------------------------------------------------
Hypothetical
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 3/01/08
--------------------------------------------------------------------------------
Ending Account Value             $ 1,018.85       $ 1,129.27       $ 1,178.45
(after expenses) on 8/31/08
--------------------------------------------------------------------------------
Expenses Paid                    $     6.34       $     2.88       $     0.86
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 for Class A, 46/366 for Class C and 32/366 for Class Y (to reflect the partial year period).


                     Pioneer Research Value Fund | Annual Report | 8/31/08    13

Schedule of Investments | 8/31/08


 Shares                                               Value
            COMMON STOCKS -- 97.9%
            ENERGY -- 15.2%
            Integrated Oil & Gas -- 6.9%
    555     Chevron Corp.                        $   47,908
    525     USX-Marathon Group, Inc.                 23,662
                                                 ----------
                                                 $   71,570
-----------------------------------------------------------
            Oil & Gas Equipment & Services -- 1.5%
    408     Weatherford International, Inc.*     $   15,741
-----------------------------------------------------------
            Oil & Gas Exploration & Production -- 4.7%
    243     Apache Corp.                         $   27,794
    403     XTO Energy, Inc.                         20,315
                                                 ----------
                                                 $   48,109
-----------------------------------------------------------
            Oil & Gas Storage & Transportation -- 2.1%
  1,271     EL PASO Corp.                        $   21,302
                                                 ----------
            Total Energy                         $  156,722
-----------------------------------------------------------
            MATERIALS -- 4.0%
            Aluminum -- 2.2%
    696     Alcoa, Inc.                          $   22,362
-----------------------------------------------------------
            Diversified Chemical -- 1.8%
    556     Dow Chemical Co.                     $   18,976
                                                 ----------
            Total Materials                      $   41,338
-----------------------------------------------------------
            CAPITAL GOODS -- 7.2%
            Aerospace & Defense -- 4.9%
    358     Northrop Grumman Corp.*              $   24,648
    388     United Technologies Corp.                25,449
                                                 ----------
                                                 $   50,097
-----------------------------------------------------------
            Industrial Conglomerates -- 2.3%
    334     3M Co.                               $   23,914
                                                 ----------
            Total Capital Goods                  $   74,011
-----------------------------------------------------------
            TRANSPORTATION -- 2.6%
            Railroads -- 2.6%
    369     Norfolk Southern Corp.               $   27,133
                                                 ----------
            Total Transportation                 $   27,133
-----------------------------------------------------------
            CONSUMER SERVICES -- 2.1%
            Restaurants -- 2.1%
    342     McDonald's Corp.                     $   21,221
                                                 ----------
            Total Consumer Services              $   21,221
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Research Value Fund | Annual Report | 8/31/08

 Shares                                                    Value
            MEDIA -- 4.4%
            Movies & Entertainment -- 4.4%
    923     The Walt Disney Co.                        $  29,859
    534     Viacom, Inc. (Class B)*                       15,742
                                                       ---------
                                                       $  45,601
                                                       ---------
            Total Media                                $  45,601
----------------------------------------------------------------
            RETAILING -- 1.9%
            Apparel Retail -- 1.9%
    372     Abercrombie & Fitch Co.                    $  19,511
                                                       ---------
            Total Retailing                            $  19,511
----------------------------------------------------------------
            FOOD & DRUG RETAILING -- 2.0%
            Hypermarkets & Supercenters -- 2.0%
    346     Wal-Mart Stores, Inc.                      $  20,438
                                                       ---------
            Total Food & Drug Retailing                $  20,438
----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 6.1%
            Tobacco -- 6.1%
    982     Altria Group, Inc.                         $  20,651
    283     Lorillard, Inc.                               20,444
    406     Reynolds American, Inc.                       21,510
                                                       ---------
                                                       $  62,605
                                                       ---------
            Total Food, Beverage & Tobacco             $  62,605
----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
            Managed Health Care -- 2.2%
    537     CIGNA Corp.*                               $  22,490
                                                       ---------
            Total Health Care Equipment & Services     $  22,490
----------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 9.3%
            Life Sciences Tools & Services -- 2.2%
    377     Thermo Fisher Scientific, Inc.*            $  22,831
----------------------------------------------------------------
            Pharmaceuticals -- 7.1%
    597     Eli Lilly & Co.                            $  27,850
    639     Johnson & Johnson Co.                         45,005
                                                       ---------
                                                       $  72,855
                                                       ---------
            Total Pharmaceuticals & Biotechnology      $  95,686
----------------------------------------------------------------
            BANKS -- 6.8%
            Regional Banks -- 4.8%
    389     PNC Bank Corp.                             $  27,989
    794     Zions BanCorp. (b)                            21,311
                                                       ---------
                                                       $  49,300
----------------------------------------------------------------
            Thrifts & Mortgage Finance -- 2.0%
  1,276     New York Community Bancorp, Inc.           $  20,990
                                                       ---------
            Total Banks                                $  70,290
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    15

 Shares                                                    Value
            DIVERSIFIED FINANCIALS -- 10.9%
            Asset Management & Custody Banks -- 5.1%
    228     Franklin Resources, Inc.                  $   23,826
    823     The Bank of New York Mellon Corp.             28,484
                                                      ----------
                                                      $   52,310
----------------------------------------------------------------
            Investment Banking & Brokerage -- 3.8%
    667     Investment Technology Group, Inc.*        $   21,344
    412     Lazard, Ltd.                                  17,465
                                                      ----------
                                                      $   38,809
----------------------------------------------------------------
            Specialized Finance -- 2.0%
     61     CME Group, Inc.                           $   20,458
                                                      ----------
            Total Diversified Financials              $  111,577
----------------------------------------------------------------
            INSURANCE -- 6.2%
            Multi-Line Insurance -- 1.9%
    447     Loews Corp.                               $   19,413
----------------------------------------------------------------
            Property & Casualty Insurance -- 4.3%
    417     Chubb Corp.                               $   20,020
    556     The Traveler Companies, Inc.                  24,553
                                                      ----------
                                                      $   44,573
                                                      ----------
            Total Insurance                           $   63,986
----------------------------------------------------------------
            REAL ESTATE -- 2.0%
            Retail Real Estate Investment Trust -- 1.0%
    107     Simon Property Group, Inc.                $   10,152
----------------------------------------------------------------
            Specialized Real Estate Investment Trust -- 1.0%
    120     Public Storage, Inc.                      $   10,598
                                                      ----------
            Total Real Estate                         $   20,750
----------------------------------------------------------------
            SOFTWARE & SERVICES -- 1.7%
            Systems Software -- 1.7%
    646     Microsoft Corp.                           $   17,629
                                                      ----------
            Total Software & Services                 $   17,629
----------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
            Computer Hardware -- 1.8%
    385     Hewlett-Packard Co.                       $   18,064
                                                      ----------
            Total Technology Hardware & Equipment     $   18,064
----------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 5.3%
            Alternative Carriers -- 1.7%
  1,125     Time Warner Telecom, Inc.*                $   17,258
----------------------------------------------------------------
            Integrated Telecommunication Services -- 3.6%
  1,054     Verizon Communications, Inc.              $   37,016
                                                      ----------
            Total Telecommunication Services          $   54,274
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Research Value Fund | Annual Report | 8/31/08

 Shares                                                                   Value
                  UTILITIES -- 6.2%
                  Gas Utilities -- 1.8%
         350      Questar Corp.                                      $   18,162
-------------------------------------------------------------------------------
                  Independent Power Producer & Energy Traders -- 1.4%
         396      NRG Energy, Inc.*                                  $   14,905
-------------------------------------------------------------------------------
                  Multi-Utilities -- 3.0%
         283      NSTAR                                              $    9,579
         513      Public Service Enterprise Group, Inc.                  20,915
                                                                     ----------
                                                                     $   30,494
                                                                     ----------
                  Total Utilities                                    $   63,561
-------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $1,001,657)                                  $1,006,887
-------------------------------------------------------------------------------
Principal
Amount
                  TEMPORARY CASH INVESTMENT -- 1.7%
                  Securities Lending Collateral -- 1.7% (c)
                  Certificates of Deposit:
  $      244      Citibank, 2.73%, 10/30/08                          $      244
         244      Abbey National Plc, 3.15%, 08/13/2009                     244
         244      Banco Santander NY, 3.09%, 12/22/08                       244
         244      Bank of Nova Scotia, 3.18%, 5/05/09                       244
          88      Bank of Scotland NY, 2.89%, 11/4/08                        88
         390      Bank of Scotland NY, 3.03%, 9/26/08                       390
         440      Barclays Bank, 3.18%, 5/27/09                             440
         488      BNP Paribas NY, 2.72%, 11/3/2008                          488
         205      Calyon NY, 2.64%, 9/29/08                                 205
          49      Calyon NY, 2.69%, 01/16/09                                 49
          29      Calyon NY, 2.69%, 01/16/09                                 29
         181      Dexia Bank NY, 3.37%, 09/29/08                            181
         440      DNB NOR Bank ASA NY, 2.90%, 6/8/09                        440
          21      Fortis, 3.11%, 09/30/08                                    21
         447      Intesa SanPaolo S.p.A., 2.72%, 5/22/09                    447
          28      NORDEA NY, 2.72%, 4/9/09                                   28
          23      NORDEA NY, 2.73%, 12/01/08                                 23
         244      Royal Bank of Canada NY, 2.6%, 9/5/08                     244
         366      Royal Bank of Canada NY, 3.0%, 8/7/09                     366
         147      Bank of Scotland NY, 2.96%, 11/3/08                       147
          28      Skandinavian Enskilda Bank NY, 3.18%, 09/22/08             28
          49      Skandinavian Enskilda Bank NY, 3.06%, 02/13/09             49
         440      Svenska Bank NY, 2.70%, 7/08/09                           440
         308      Toronto Dominion Bank NY, 2.77%, 9/5/08                   308
         147      Toronto Dominion Bank NY, 2.75%, 11/5/08                  147
         244      Wachovia, 3.62%,10/28/08                                  244
                                                                     ----------
                                                                     $    5,778
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    17

Principal
Amount                                                                 Value
              Commercial Paper:
  $   488     CBA, 3.02%, 7/16/09                                  $     488
       49     Dexdel, 2.70%, 11/10/2008                                   49
      485     JP Morgan Chase & Co., 1.42%,12/3/2008                     485
       49     Met Life, Inc., 2.70%, 11/3/2008                            49
      488     HSBC Securities, Inc., 2.88%, 9/29/08                      488
      480     Honda Finance Corp., 2.92%, 7/14/09                        480
      243     Royal Bank of Scotland, 2.66%, 10/14/08                    243
      146     John Deere Capital Corp., 2.78%, 12/12/2008                146
      488     Monumental Global Funding, Ltd., 3.24%, 08/17/09           488
      440     New York Life Global, 2.98%, 09/04/2009                    440
      488     Societe Generale, 3.29%, 09/04/09                          488
       46     Bank Bovespa NY, 2.79%, 3/12/09                             46
      220     General Electric Capital Corp., 2.77%, 1/5/09              220
      244     General Electric Capital Corp., 2.82%, 3/16/09             244
      244     CME Group, Inc., 3.00%, 8/6/09                             244
       90     IBM, 3.18%, 2/13/09                                         90
      244     IBM, 3.18%, 6/26/09                                        244
      440     Met Life Global Funding, 3.16%, 6/12/09                    440
      488     U.S. Bank, 2.912%, 08/24/09                                488
       49     Wachovia Corp., 2.85%,10/28/08                              49
      415     WestPac, 3.18%, 6/1/09                                     415
                                                                   ---------
                                                                   $   6,324
----------------------------------------------------------------------------
              Mutual Funds:
      366     AIM Short Term Investment Trust, 2.47%               $     366
      366     Dreyfus Preferred Money Market Fund, 3.18%                 367
                                                                   ---------
                                                                   $     733
----------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
    1,465     ABN Amro, 2.11%, 9/2/08                              $   1,465
      183     Barclays Capital Markets, 2.11%, 9/2/08                    183
      111     Deutsche Bank, 2.11%, 9/2/08                               111
    1,719     Lehman Brothers, 2.11%, 9/2/08                           1,720
                                                                   ---------
                                                                   $   3,479
----------------------------------------------------------------------------
              Time Deposit:
      733     SunTrust Banks, Inc., 1.875%, 9/2/08                 $     733
----------------------------------------------------------------------------
              Other:
       73     ABS CFAT 2008-A A1, 3.005%, 4/27/09                  $      73
                                                                   ---------
              Total Securities Lending Collateral                  $  17,120
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Research Value Fund | Annual Report | 8/31/08

Principal
Amount                                                      Value
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $17,120)                           $   17,120
-----------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.6%
              (Cost $1,018,777) (a)                    $1,024,007
-----------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 0.4%     $    4,200
-----------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%               $1,028,207
=================================================================

*    Non-income producing security.
(a) At August 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $1,023,198 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 38,990
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (38,181)
                                                                                   --------
       Net unrealized gain                                                         $   809
                                                                                   ========

(b)  At August 31, 2008, the following security was out on loan:


Shares        Description                                  Value
  640         Zions BanCorp.                             $17,178
-----------------------------------------------------------------
              Total                                      $17,178
=================================================================

(c)  Security lending collateral is managed by Credit Suisse

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $1,207,414 and $717,800, respectively.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    19

Statement of Assets and Liabilities | 8/31/08


ASSETS:
  Investment in securities, at value (including securities loaned of
   $17,178) (cost $1,018,777)                                            $1,024,007
  Cash                                                                       15,789
  Receivables --
   Investment securities sold                                                68,373
   Dividends                                                                  2,027
   Due from Pioneer Investment Management, Inc.                              23,681
  Other                                                                      35,968
-----------------------------------------------------------------------------------
     Total assets                                                        $1,169,845
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $   84,002
   Upon return of securities loaned                                          17,120
  Due to affiliates                                                             277
  Accrued expenses                                                           40,239
-----------------------------------------------------------------------------------
     Total liabilities                                                   $  141,638
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $1,044,430
  Undistributed net investment income                                         4,736
  Accumulated net realized loss on investments                              (26,189)
  Net unrealized gain on investments                                          5,230
-----------------------------------------------------------------------------------
     Total net assets                                                    $1,028,207
-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $519,817/54,119 shares)                              $     9.61
  Class C (based on $257,099/26,767 shares)                              $     9.61
  Class Y (based on $251,291/26,123 shares)                              $     9.62
MAXIMUM OFFERING PRICE:
  Class A ($9.60 [divided by] 94.25%)                                    $    10.19
===================================================================================

The accompanying notes are an integral part of these financial statements.

20    Pioneer Research Value Fund | Annual Report | 8/31/08

Statement of Operations

For the Year Ended 8/31/08



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $36)                          $  13,837
  Interest                                                                        584
  Income from securities loaned, net                                              186
----------------------------------------------------------------------------------------------------
     Total investment income                                                               $  14,607
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   4,637
  Transfer agent fees and expenses
   Class A                                                                        709
  Distribution fees
   Class A                                                                        789
   Class C                                                                        312
  Administrative fees                                                             139
  Custodian fees                                                               19,666
  Registration fees                                                            11,586
  Professional fees                                                            42,518
  Printing expense                                                             11,891
  Fees and expenses of nonaffiliated trustees                                   7,215
  Miscellaneous                                                                 1,171
----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 100,633
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                           (92,706)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $   7,927
----------------------------------------------------------------------------------------------------
       Net investment income                                                               $   6,680
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                              $ (22,924)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (166)     $ (23,090)
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                             $ (55,082)
----------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                $ (78,172)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                     $ (71,492)
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    21

Statement of Changes in Net Assets

For the Years Ended 8/31/08 and 8/31/07, respectively



                                                                 Year Ended       Year Ended
                                                                 8/31/08          8/31/07
FROM OPERATIONS:
Net investment income                                            $    6,680        $   5,907
Net realized gain (loss) on investments and foreign currency
  transactions                                                      (23,090)          35,072
Change in net unrealized gain (loss) on investments                 (55,082)          44,481
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                  $  (71,492)       $  85,460
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.11 and $0.12 per share, respectively)             $   (6,091)       $  (6,035)
Net realized gain:
   Class A ($0.77 and $0.28 per share, respectively)                (38,340)         (14,230)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $  (44,431)       $ (20,265)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  500,000        $      --
Reinvestment of distributions                                        44,430               --
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                          $  544,430        $      --
--------------------------------------------------------------------------------------------
   Net increase in net assets                                    $  428,507        $  65,195
NET ASSETS:
Beginning of year                                                   599,700          534,505
--------------------------------------------------------------------------------------------
End of year                                                      $1,028,207        $ 599,700
--------------------------------------------------------------------------------------------
Undistributed net investment income                              $    4,736        $   4,316
--------------------------------------------------------------------------------------------


                                    '08 Shares       '08 Amount
Class A
Reinvestment of distributions          4,119          $ 44,430
--------------------------------------------------------------
   Net increase                        4,119          $ 44,430
==============================================================
Class C*
Shares sold                           26,767          $250,000
--------------------------------------------------------------
   Net increase                       26,767          $250,000
==============================================================
Class Y**
Shares sold                           26,123          $250,000
--------------------------------------------------------------
   Net increase                       26,123          $250,000
==============================================================

*  Class C shares were first publicly offered on July 17, 2008.

** Class Y shares were first publicly offered on July 31, 2008.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Research Value Fund | Annual Report | 8/31/08

Financial Highlights


                                                       Year Ended       Year Ended       12/15/05 (a)
                                                       8/31/08          8/31/07          to 8/31/06
 Class A
 Net asset value, beginning of period                  $  11.99         $ 10.69          $ 10.00
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                $   0.11         $  0.12          $  0.09
  Net realized and unrealized gain (loss) on
    investments                                           (1.61)           1.58             0.60
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
      investment operations                            $  (1.50)        $  1.70          $  0.69
 Distributions to shareowners:
  Net investment income                                   (0.11)          (0.12)              --
  Net realized gain                                       (0.77)          (0.28)              --
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value            $  (2.38)        $  1.30          $  0.69
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $   9.61         $ 11.99          $ 10.69
=====================================================================================================
 Total return*                                           (13.34)%         16.24%            6.90%(b)
 Ratio of net expenses to average net assets               1.25%           1.25%            1.25%**
 Ratio of net investment income to average
  net assets                                               1.07%           1.01%            1.21%**
 Portfolio turnover rate                                    116%             88%              66%(b)
 Net assets, end of period (in thousands)              $    520         $   600          $   535
 Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                            16.02%          13.35%           19.33%**
  Net investment loss                                    (13.70)%        (11.09)%         (16.87)%**
=====================================================================================================

(a)  The Fund commenced operations on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
     Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    23

                                                                       7/17/08 (a)
                                                                       to 8/31/08
 Class C
 Net asset value, beginning of period                                  $  9.34
-----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                $  0.01
  Net realized and unrealized gain on investments                         0.26
-----------------------------------------------------------------------------------
    Net increase in net assets from investment operations              $  0.27
-----------------------------------------------------------------------------------
 Net increase in net asset value                                       $  0.27
-----------------------------------------------------------------------------------
 Net asset value, end of period                                        $  9.61
===================================================================================
 Total return*                                                            2.89%(b)
 Ratio of net expenses to average net assets                              2.15%**
 Ratio of net investment income to average net assets                     0.40%**
 Portfolio turnover rate                                                   116%(b)
 Net assets, end of period (in thousands)                              $    257
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                            25.47%**
  Net investment loss                                                    (22.92)%**
===================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
     Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Research Value Fund | Annual Report | 8/31/08

                                                                        7/31/08 (a)
                                                                        to 8/31/08
 Class Y
 Net asset value, beginning of period                                   $ 9.57
------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                 $ 0.02
  Net realized and unrealized gain on investments                         0.03
------------------------------------------------------------------------------------
    Net increase in net assets from investment operations               $ 0.05
------------------------------------------------------------------------------------
 Net increase in net asset value                                        $ 0.05
------------------------------------------------------------------------------------
 Net asset value, end of period                                         $ 9.62
====================================================================================
 Total return*                                                            0.52%(b)
 Ratio of net expenses to average net assets                              0.90%**
 Ratio of net investment income to average net assets                     2.37%**
 Portfolio turnover rate                                                   116%(b)
 Net assets, end of period (in thousands)                               $  251
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                            10.11%**
  Net investment loss                                                     (6.84)%**
====================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    25

Notes to Financial Statements | 8/31/08

1.   Organization and Significant Accounting Policies

Pioneer Research Value Fund, formerly Select Research Value Fund, (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. Pioneer Investment Management Inc. (PIM), the Fund's investment advisor, paid all organizational costs of the Fund. Prior to December 15, 2005, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD) the principal underwriter for the Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares -- Class A, Class C, and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting right with respect to the distribution plans that have been adopted by Class A and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:


26    Pioneer Research Value Fund | Annual Report | 8/31/08

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of August 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are open (subject to examination by tax authorities).

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, as from paid-in capital, depending on the type of book/tax differences that may exist.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    27

     The Fund has elected to defer $21,729 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.

     At August 31, 2008, the Fund has reclassified $169 to decrease undistributed net investment income and $169 to accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

     --------------------------------------------------------------------
                                                       2008         2007
     --------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $22,689      $20,265
     Long-term capital gain                           21,742           --
     --------------------------------------------------------------------
        Total                                        $44,431      $20,265
     ====================================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:


     --------------------------------------------------------------------
                                                             2008
     --------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                       $   4,697
     Current year post October loss deferred               (21,729)
     Unrealized appreciation                                   809
     --------------------------------------------------------------------
        Total                                            $ (16,223)
     ====================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


28    Pioneer Research Value Fund | Annual Report | 8/31/08

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class C and Class Y shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse, Inc.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion. For the year ended August 31, 2008, the management fee was equal to 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. These limitations are in effect through January 1, 2011 for Class A shares and through January 1, 2009 for Class C and Class Y shares.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    29

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65 in management fees, administrative costs and certain other services payable to PIM at August 31, 2008.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $180 in transfer agent fees payable to PIMSS at August 31, 2008.

4. Distribution Plan

The Fund adopted a Plan of Distribution with respect to Class A and Class C shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in due to affiliates is $32 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC's for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2008 there were no CDSCs were paid to PFD.

5. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


30    Pioneer Research Value Fund | Annual Report | 8/31/08

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    31

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Research Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Research Value Fund (the Fund, formerly Pioneer Select Research Value Fund)
(one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Value Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
October 20, 2008

32    Pioneer Research Value Fund | Annual Report | 8/31/08

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 52.13%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 71.93%, respectively.


Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust V (the "Trust"), as noted below) follows:


-------------------------------------------------------------------------------------
                                                                            Broker
                               For                Withhold     Abstain      Non-Votes
-------------------------------------------------------------------------------------
Proposal 1 -- To elect Trustees*
 John F. Cogan, Jr.            3,405,267.390      55,065.192       0.000        0.000
 Daniel K. Kingsbury           3,405,267.390      55,065.192       0.000        0.000
 David R. Bock                 3,405,267.390      55,065.192       0.000        0.000
 Mary K. Bush                  3,405,267.390      55,065.192       0.000        0.000
 Benjamin M. Friedman          3,405,267.390      52,896.409   2,168.783        0.000
 Margaret B.W. Graham          3,405,267.390      55,065.192       0.000        0.000
 Thomas J. Perna               3,405,267.390      55,065.192       0.000        0.000
 Marguerite A. Piret           3,405,267.390      55,065.192       0.000        0.000
 Stephen K. West               3,405,267.390      55,065.192       0.000        0.000
 John Winthrop                 3,405,267.390      55,065.192       0.000        0.000

----------------------------------------------------------------------------------------
                                                                             Broker
                               For                Against      Abstain       Non-Votes
----------------------------------------------------------------------------------------
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*          2,342,477.355      299,534.822  36,093.405    782,227.000


----------------------------------------------------------------------------------------
                                                                               Broker
                               For                Against      Abstain         Non-Votes
----------------------------------------------------------------------------------------
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                          54,119.461         0.000        0.000           0.000

                       Pioneer Research Value Fund | Annual Report | 8/31/08
33

-----------------------------------------------------------------------------------------------
                                                                                    Broker
                                    For               Against         Abstain       Non-Votes
-----------------------------------------------------------------------------------------------
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                        54,119.461           0.000          0.000           0.000
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending          54,119.461           0.000          0.000           0.000
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                   54,119.461           0.000          0.000           0.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate      54,119.461           0.000          0.000           0.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                         54,119.461           0.000          0.000           0.000
Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                       54,119.461           0.000          0.000           0.000
Proposal 3H -- To approve
changes to the Fund's
fundamental investment
policy relating to
diversification                     54,119.461           0.000          0.000           0.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                         54,119.461           0.000          0.000           0.000



-----------------------------------------------------------------------------------------------
                                                                                   Broker
                                For                Against          Abstain        Non-Votes
-----------------------------------------------------------------------------------------------
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                        54,119.461           0.000            0.000           0.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined votes of all series of the Trust.


34    Pioneer Research Value Fund | Annual Report | 8/31/08

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


                     Pioneer Research Value Fund | Annual Report | 8/31/08    35
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on December 15, 2005. They considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the second quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense


36    Pioneer Research Value Fund | Annual Report | 8/31/08
ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    37

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


38    Pioneer Research Value Fund | Annual Report | 8/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                     Pioneer Research Value Fund | Annual Report | 8/31/08    39

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
---------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
---------------------------------------------------------------------------------

                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


40  Pioneer Research Value Fund | Annual Report | 8/31/08

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-----------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
--------------------------------------------------------------------------------------------------------------------------

                       Pioneer Research Value Fund | Annual Report | 8/31/08
41

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since May,
                                            2008. Serves until a
                                            successor trustee is
                                            elected or earlier retire-
                                            ment or removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Stephen K. West (79)        Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------

                                                                                               Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                        by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees 17
                                                                                               portfolios in fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice       Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities ser-     (technology products for
                            vices) (1986 - 2004)                                               securities lending industry)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                                                                                               Fund, Inc. (closed-end
                                                                                               investment company)
-------------------------------------------------------------------------------------------------------------------------------

42  Pioneer Research Value Fund | Annual Report | 8/31/08

                     Position Held   Length of Service
Name and Age         with the Fund   and Term of Office
John Winthrop (71)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------


                                                                    Other Directorships Held
Name and Age         Principal Occupation During Past Five Years    by this Trustee
John Winthrop (71)   President, John Winthrop & Co., Inc.           None
                     (private investment firm)
--------------------------------------------------------------------------------------------

                       Pioneer Research Value Fund | Annual Report | 8/31/08  43

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------

Fund Officers

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

44  Pioneer Research Value Fund | Annual Report | 8/31/08

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Gary Sullivan (50)            Assistant Treasurer        Since 2005. Serves at
                                                         the discretion of the
                                                         Board
-----------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer        Since 2005. Serves at
                                                         the discretion of the
                                                         Board
-----------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since January 2007.
                                                         Serves at the discretion
                                                         of the Board
-----------------------------------------------------------------------------------

                                                                                                  Other Directorships
Name and Age                  Principal Occupation During Past Five Years                         Held by this Officer
Gary Sullivan (50)            Fund Accounting Manager - Fund Accounting, Administration and       None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration       None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of      None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
------------------------------------------------------------------------------------------------------------------------

                       Pioneer Research Value Fund | Annual Report | 8/31/08  45

                            This page for your notes.

46    Pioneer Research Value Fund | Annual Report | 8/31/08

                            This page for your notes.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    47

                            This page for your notes.

48    Pioneer Research Value Fund | Annual Report | 8/31/08

                            This page for your notes.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    49

                            This page for your notes.

50    Pioneer Research Value Fund | Annual Report | 8/31/08

                            This page for your notes.

                     Pioneer Research Value Fund | Annual Report | 8/31/08    51

                            This page for your notes.

52    Pioneer Research Value Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Series, including fees associated with the filings of its Form N-1A, totaled approximately $150,300 in 2008 and approximately
$144,650 in 2007.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2008 or 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $41,446 in 2008 and $39,100 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended August 31, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $41,446 in 2008 and $39,100 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date October 29, 2008

* Print the name and title of each signing officer under his or her signature.